UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2016

Date of reporting period:	11/30/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Financial Services Fund

ANNUAL REPORT	NOVEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL FINANCIAL SERVICES FUND

•	The Fund benefited from stock selection in thrifts & mortgage finance and diversified financial services, as well as within North America.

•	Stock selection in the capital markets and banking industries detracted most from Fund’s performance versus the MSCI World Financials Index ND.

•	An overweight and stock selection in European financials also weighed on relative returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting. However, in December, the Fed raised its benchmark interest rate 0.25%, citing improving economic conditions. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

January 17, 2017

Prudential Financial Services Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–3.28	40.60	57.43	—
Class B	–4.00	35.78	46.81	—
Class C	–4.00	35.79	46.83	—
Class R	–3.41	N/A	N/A	21.51 (2/3/12)
Class Z	–3.03	42.73	62.24	—
MSCI World Financials Index ND*	6.28	78.05	–13.59	—
MSCI World Financials ex-Real Estate Index ND*	3.57	76.76	–18.71	—
S&P Composite 1500 Index	8.69	96.98	98.65	—
Lipper Global Financial Services Funds Average	0.30	64.83	31.31	—

Average Annual Total Returns (With Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.68	6.93	4.04	—
Class B	–2.67	7.23	3.90	—
Class C	1.33	7.39	3.90	—
Class R	2.81	N/A	N/A	4.82 (2/3/12)
Class Z	3.34	8.46	4.94	—
MSCI World Financials Index ND*	12.47	13.05	–1.38	—
MSCI World Financials ex-Real Estate Index ND*	10.13	12.90	–1.99	—
S&P Composite 1500 Index	13.03	14.78	7.19	—
Lipper Global Financial Services Funds Average	5.11	11.30	2.61	—

*The Fund no longer utilizes the MSCI World Financials ex-Real Estate Index (ND) as its primary benchmark and now utilizes the MSCI World Financials Index (ND). In light of the exclusion of equity real estate investment trusts from the MSCI World Financials Index which became effective on September 1, 2016, the Manager believes that the MSCI World Financials Index provides a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–8.60	5.85	4.05	—
Class B	–8.73	6.15	3.91	—
Class C	–4.94	6.31	3.92	—
Class R	–3.41	N/A	N/A	4.12 (2/3/12)
Class Z	–3.03	7.38	4.96	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–3.28	7.05	4.64	—
Class B	–4.00	6.31	3.91	—
Class C	–4.00	6.31	3.92	—
Class R	–3.41	N/A	N/A	4.12 (2/3/12)
Class Z	–3.03	7.38	4.96	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index, the MSCI World Financials Index, and the MSCI World Financials ex-Real Estate Index ND by

Prudential Financial Services Fund	5

Your Fund’s Performance (continued)

portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2006) and the account values at the end of the current fiscal year (November 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, MSCI, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

MSCI World Financials Index ND—The MSCI World Financials Index is an unmanaged, capitalization- weighted index that monitors the performance of financial stocks from around the world. The Net Dividend (ND) version of the index reflects the impact of the maximum withholding taxes on reinvested dividends. The returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The cumulative total return for the Index measured from the month-end closest to the inception date through 11/30/16 is 63.44% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 11.38% for Class R shares.

MSCI World Financials ex-Real Estate Index ND—The MSCI World Financials ex-Real Estate ND Index (MSCI Finance ex-Real Estate Index) is an unmanaged, market capitalization-weighted index that monitors the performance of financial stocks from around the world. The Net Dividend (ND) version of the index reflects the impact of the maximum withholding taxes on reinvested dividends. The Index excludes real estate. The cumulative total return for the Index measured from the month-end closest to the inception date through 11/30/16 is 62.23% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 11.22% for Class R shares.

S&P Composite 1500 Index—The Standard & Poor’s Composite 1500 Index (S&P 1500 Index) is an unmanaged index of over 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 11/30/16 is 86.38% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 13.97% for Class R shares.

Lipper Global Financial Services Funds Average—The Lipper Global Financial Services Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 11/30/16 is 53.76% for Class R shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 12/31/16 is 9.59% for Class R shares.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Financial Services Fund	7

Benchmark Definitions (continued)

Five Largest Holdings expressed as a percentage of net assets as of 11/30/16 (%)
Capital One Financial Corp., Consumer Finance	4.9
Citigroup, Inc., Diversified Banks	4.9
PNC Financial Services Group, Inc. (The), Regional Banks	4.9
Canadian Imperial Bank of Commerce (Canada), Diversified Banks	4.5
Bank of America Corp., Diversified Banks	4.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/16 (%)
Diversified Banks	48.7
Asset Management & Custody Banks	14.1
Regional Banks	11.9
Consumer Finance	6.5
Multi-Line Insurance	5.4

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Financial Services Fund’s Class A shares returned –3.28% for the 12-month period ended November 30, 2016, underperforming the 6.28% gain of the MSCI World Financials Index ND (the Index) and the 0.30% return of the Lipper Global Financial Services Funds Average.

What were market conditions?

•	Global equities, as measured by the MSCI All Country World Index, returned 4.28% during the reporting period.

•

The 2016 calendar year got off to a volatile start as Chinese stocks plunged in early January, sparking a global selloff in riskier asset classes. In addition to ongoing worries about a hard landing in China, the world’s second-largest economy, there were renewed fears that weakness in the Chinese currency, the yuan, could lead to an increase in global deflationary pressures. (In a hard landing, an economy slows down sharply or is tipped into recession after a period of rapid growth.) However, expanded accommodative monetary policies by major global central banks helped support riskier asset classes overall. Global equities posted a modest return during the first quarter, rallying 10% in the final seven weeks.

•

In the second quarter, after a lengthy and at times acrimonious campaign, the British electorate voted to leave the European Union (“Brexit”). The vote signaled a profound change in how the UK was likely to interact with the rest of Europe. Riskier asset classes, including global equities, were generally resilient despite the unexpected Brexit result and amid continued uncertainty about global growth prospects. At the same time, investor sentiment was bolstered by a promising European economic backdrop and the European Central Bank’s (ECB) reaffirmation of its dovish policy stance. In the US, solid economic data helped investors shrug off the Federal Reserve’s (Fed) hawkish rhetoric during May. (Dovish policy implies lower interest rates, while hawkish rhetoric suggests higher interest rates.) Market participants were also encouraged by signs of improvement in China’s economic data releases and its government’s increased emphasis on currency stability.

•	In the third quarter, global equities posted positive results, as expectations for continued accommodative monetary policy from global central banks helped fuel investor risk appetite.

•

On November 8th, Donald Trump was elected 45th president of the US. Financials, as measured by the S&P 500® Financials Index, surged on the news, gaining 12.6% as Trump’s US-focused, growth-friendly agenda was seen as a boon for the US financial sector. The President-elect’s plans to loosen regulatory restrictions and to spur economic growth through tax cuts and major infrastructure spending, which could lead to an uptick

Prudential Financial Services Fund	9

Strategy and Performance Overview (continued)

in US interest rates, seemed likely to boost banks’ earnings potential. On the other hand, Trump’s rhetoric about trade and geopolitics were seen as a negative for global growth, though implementation remained uncertain.

What worked?

•

The top positive contributors to the Fund’s relative performance were its positions in Callidus Capital, First National Financial, and Federal Agricultural Mortgage. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Callidus Capital is a publicly traded specialty debt fund that lends to mid-market companies that cannot access traditional lending sources in North America. During the period, the stock outperformed on news that the company might go private, the announcement of a large share buyback program (which could increase earnings per share), and a dividend increase. Callidus Capital also secured an investment-grade credit rating. The Fund’s position was sold as the stock price appreciated.

•

First National Financial, Canada’s largest non-bank lender, originates, underwrites, and services single-family residential mortgages, multi-unit residential mortgages, and commercial mortgages. Its share price rose during the period as the company continued to generate solid results despite a sizeable decline in market activity because of the oil industry downturn in Canada. As the stock outperformed, the Fund exited its position in the name.

•

Federal Agricultural Mortgage provides a secondary market for agricultural real estate and rural housing mortgage loans, rural utilities loans, and loans guaranteed by the US Department of Agriculture. The company beat third-quarter earnings estimates with strong revenue growth driven by increased new business volume and strong profitability, while continuing to maintain underwriting discipline. As the stock reached the portfolio management team’s target price, the Fund’s position was sold.

•	In sector terms, stock selection in thrifts & mortgage finance and diversified financial services contributed positively to relative performance.

•	Within countries, the Fund benefited from security selection in Canada and the US, as well as its underweight position in the UK.

What didn’t work?

•	The leading detractors from the Fund’s relative performance were its investments in Anima Holding SpA, BPER Banca, and Coface SA.

•	Anima Holding SpA is one of Italy’s largest asset management firms. Asset flows, euro currency weakness, the Brexit vote, and Italy’s political environment were major

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headwinds during the period. The Fund maintained a position in the stock as the portfolio management team believes it is attractively valued and the company is well positioned to weather these challenges.

•

BPER Banca is an Italian banking group that provides banking services to individuals, corporations, and public entities. Despite strong business execution, BPER Banca underperformed due to euro currency weakness and political uncertainty in Italy. The company has begun a capital restructuring and is focusing on cost cutting. Although BPER Banca has solid profitability and a good capital buffer compared to its peers, the portfolio management team believed Italy’s political environment, coupled with the company’s near-term growth prospects, would not be favorable for BPER Banca going forward. Accordingly, the Fund’s position in the stock was sold.

•

Coface SA, a provider of credit insurance and related services, underperformed during the period on weaker-than-expected third-quarter earnings, which were due to a one-time loss and substantial claims in Asia and Latin America. The company’s operating income was in line with consensus estimates, but net losses from previous years’ underwriting continued to weigh on profitability. The Fund’s position in the name was eliminated during the period.

•

In terms of sectors, the Fund’s overweight in European financial stocks hurt relative performance, largely because of volatility, continued fiscal stimulus by the ECB, and the Brexit vote. Security selection within the capital markets and banking industries also dampened results.

•

Regarding countries, an overweight in Italy and a small allocation to Ireland detracted from relative returns. An underweight in the US was also a headwind. Security selection in Switzerland weighed on relative results.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Callidus Capital Corp.	1.30	Anima Holding SpA	–1.79
First National Financial Corp.	0.65	BPER Banca	–1.49
Federal Agricultural Mortgage Corporation (FAMC)	0.59	Coface SA	–1.09
Storebrand ASA	0.55	Atlas Mara, Ltd	–1.06
PNC Financial Services Group, Inc.	0.52	FinecoBank, SpA	–0.87

Prudential Financial Services Fund	11

Strategy and Performance Overview (continued)

Current outlook

•

At the end of the period, the portfolio management team sees select opportunities in at least three areas: insurance companies, investment managers, and banks—all of which may benefit from company-specific factors.

•

The portfolio management team notes that the global financial sector has not been in favor since the latter part of 2014. At first, this was largely due to economic weakness and heightened regulatory scrutiny. More recently, the lack of economic traction from, and the unknowns about, the long-term effects of global central bank experiments with negative interest-rate policies have been additional overhangs.

•

Fundamentals within the global financial sector continued to improve during the reporting period, especially in North America where regional economies are stable to moderately positive and US banks are reasonably well capitalized. Although European and other international banks appear to be some years behind the US in terms of balance sheet stability and quality improvement, the portfolio management team believes numerous opportunities exist among companies that have been undervalued despite their improving company-specific and regional dynamics.

•

In the banking industry, valuations differ materially from fundamentals, and the portfolio management team thinks there may be exceptional opportunities to capture meaningful value by investing in sound, profitable companies that are not in jeopardy, but are nonetheless priced as if they are high-insolvency risks. Although the timing of a turnaround in investor sentiment is unclear, the portfolio management team believes the market is either using too steep a discount for the uncertainty risk or assuming a far more dire outcome than warranted for all companies.

•

At the end of the period, the Fund was most overweight the banking, capital markets, and consumer finance industries and was most underweight the insurance and diversified financial services industries. Its exposure to the consumer finance industry increased during the period, while its exposure to diversified financial services and the insurance industry decreased.

•

In terms of countries, the Fund was most overweight the Netherlands, France, and Italy at the conclusion of the reporting period. It was most underweight the UK, Japan, and the US. The Fund’s exposure to North America increased during the period, while its exposure to Europe and emerging markets decreased.

•

As the financial industry continues to operate in an uncertain political and economic environment, the portfolio management team expects to find opportunities to purchase solid companies at attractive valuations and will continuously seek to invest in good companies on price weakness and to trim during periods of strength.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2016, at the beginning of the period, and held through the six-month period ended November 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Financial Services Fund	13

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,036.80	1.37%	$6.98
	Hypothetical	$1,000.00	$1,018.15	1.37%	$6.91
Class B	Actual	$1,000.00	$1,033.90	2.07%	$10.53
	Hypothetical	$1,000.00	$1,014.65	2.07%	$10.43
Class C	Actual	$1,000.00	$1,033.90	2.07%	$10.53
	Hypothetical	$1,000.00	$1,014.65	2.07%	$10.43
Class R	Actual	$1,000.00	$1,036.80	1.57%	$7.99
	Hypothetical	$1,000.00	$1,017.15	1.57%	$7.92
Class Z	Actual	$1,000.00	$1,038.30	1.07%	$5.45
	Hypothetical	$1,000.00	$1,019.65	1.07%	$5.40

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended November 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.42	1.42
B	2.12	2.12
C	2.12	2.12
R	1.87	1.62
Z	1.12	1.12

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Financial Services Fund	15

Portfolio of Investments

as of November 30, 2016

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 98.8%

Application Software 1.7%
SS&C Technologies Holdings, Inc.	92,573	$2,778,116

Asset Management & Custody Banks 14.1%
Amundi SA (France), 144A	121,975	5,985,559
Anima Holding SpA (Italy), 144A	593,121	2,900,442
Banca Generali SpA (Italy)	159,037	3,334,914
Invesco Ltd.	50,547	1,582,627
Julius Baer Group Ltd. (Switzerland)	124,090	5,471,123
Legg Mason, Inc.	99,963	3,188,820

		22,463,485

Consumer Finance 6.5%
American Express Co.	33,683	2,426,523
Capital One Financial Corp.	93,909	7,892,113

		10,318,636

Data Processing & Outsourced Services 1.5%
Nets A/S (Denmark), 144A*	140,000	2,393,043

Diversified Banks 48.7%
ABN AMRO Group NV (Netherlands), 144A	147,468	3,186,444
Bank of America Corp.	322,415	6,809,405
Bank of Baroda (India)*	1,427,388	3,414,568
Bank of Ireland (Ireland)*	2,924,785	622,902
Bank of Montreal (Canada)	24,500	1,614,669
Bank of Nova Scotia (The) (Canada)	101,000	5,574,436
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	37,380	1,076,544
Bank Tabungan Pensiunan Nasional Tbk PT (Indonesia)*	16,822,400	3,511,316
BNP Paribas SA (France)	111,300	6,450,803
Canadian Imperial Bank of Commerce (Canada)	90,401	7,132,210
Citigroup, Inc.	138,133	7,789,320
FinecoBank Banca Fineco SpA (Italy)	477,241	2,464,048
ING Groep NV, CVA (Netherlands)	492,732	6,694,900
JPMorgan Chase & Co.	79,918	6,407,027
Permanent TSB Group Holdings PLC (Ireland)*	861,426	2,347,548
Royal Bank of Canada (Canada)	66,600	4,317,374
Societe Generale SA (France)	94,816	4,067,883
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	1	—
Van Lanschot NV, CVA (Netherlands)	219,416	4,327,524

		77,808,921

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Portfolio of Investments (continued)

as of November 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Capital Markets 2.7%
UBS Group AG (Switzerland)	274,525	$4,364,801

Financial Exchanges & Data 2.0%
Singapore Exchange Ltd. (Singapore)	639,900	3,255,985

Investment Banking & Brokerage 0.7%
Atlas Mara Ltd. (British Virgin Islands)*	478,109	1,123,556

Multi-Line Insurance 5.4%
Ageas (Belgium)	99,161	3,696,753
Hartford Financial Services Group, Inc. (The)	104,343	4,916,642

		8,613,395

Property & Casualty Insurance 3.6%
QBE Insurance Group Ltd. (Australia)	311,616	2,568,255
XL Group Ltd. (Ireland)	85,997	3,107,072

		5,675,327

Regional Banks 11.9%
GronlandsBANKEN A/S (Greenland)	10,852	930,984
Hilltop Holdings, Inc.	124,484	3,496,756
M&T Bank Corp.	21,032	3,027,346
PNC Financial Services Group, Inc. (The)	70,439	7,786,327
Signature Bank*	24,713	3,704,726

		18,946,139

TOTAL COMMON STOCKS (cost $138,838,814)		157,741,404

	Units
WARRANTS*

Investment Banking & Brokerage
Atlas Mara Ltd. (British Virgin Islands) expiring 12/17/17 (cost $4,913)	491,298	7,369

TOTAL LONG-TERM INVESTMENTS (cost $138,843,727)		157,748,773

	Shares

SHORT-TERM INVESTMENTS 2.1%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund(a) (cost $3,300)(Note 3)	3,300	3,301

See Notes to Financial Statements.

18

	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS (Continued)

UNAFFILIATED MUTUAL FUND 2.1%
Morgan Stanley Institutional Liquidity Funds- Government Portfolio (cost $3,342,170)	3,342,170	$3,342,170

TOTAL SHORT-TERM INVESTMENTS (cost $3,345,470)		3,345,471

TOTAL INVESTMENTS 100.9% (cost $142,189,197)(Note 5)		161,094,244
Liabilities in excess of other assets (0.9)%		(1,391,329)

NET ASSETS 100.0%		$159,702,915

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVA—Certificate Van Aandelen (Bearer)

L1—Level 1

L2—Level 2

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$2,568,255	$—
Belgium	—	3,696,753	—
Bermuda	1,076,544	—	—
British Virgin Islands	1,123,556	—	—

See Notes to Financial Statements.

Prudential Financial Services Fund	19

Portfolio of Investments (continued)

as of November 30, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Canada	$18,638,689	$—	$—
Denmark	2,393,043	—	—
France	—	16,504,245	—
Greenland	—	930,984	—
India	—	3,414,568	—
Indonesia	—	3,511,316	—
Ireland	3,107,072	2,970,450	—
Italy	—	8,699,404	—
Netherlands	—	14,208,868	—
Singapore	—	3,255,985	—
Switzerland	—	9,835,924	—
Turkey	—	—	—
United States	61,805,748	—	—
Warrants
British Virgin Islands	7,369	—	—
Affiliated Mutual Fund	3,301	—	—
Unaffiliated Mutual Fund	3,342,170	—	—

Total	$91,497,492	$69,596,752	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$8,205,202	L1 to L2	Official Close to Model Price

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2016 were as follows (unaudited):

United States	40.8%
Canada	11.7
France	10.3
Netherlands	8.9
Switzerland	6.2
Italy	5.5
Ireland	3.8
Belgium	2.3
Indonesia	2.2
India	2.1
Singapore	2.0%
Australia	1.6
Denmark	1.5
British Virgin Islands	0.7
Bermuda	0.7
Greenland	0.6

100.9
Liabilities in excess of other assets	(0.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as

See Notes to Financial Statements.

20

reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated Investments	$7,369	—	$ —

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2016 are as follows:

For the year ended November 30, 2016, the Fund did not have any realized gain (loss) on derivatives recognized in income on the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(54,043)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential Financial Services Fund	21

Statement of Assets & Liabilities

as of November 30, 2016

Assets
Investments at value:
Unaffiliated investments (cost $142,185,897)	$161,090,943
Affiliated investments (cost $3,300)	3,301
Foreign currency, at value (cost $41,748)	42,014
Receivable for Fund shares sold	183,930
Dividends receivable	83,221
Tax reclaim receivable	40,800
Receivable for investments sold	14,740
Prepaid expenses	1,452

Total Assets	161,460,401

Liabilities
Payable for Fund shares reacquired	1,492,732
Accrued expenses and other liabilities	112,609
Management fee payable	96,362
Distribution fee payable	51,667
Affiliated transfer agent fee payable	4,116

Total Liabilities	1,757,486

Net Assets	$159,702,915

Net assets were comprised of:
Common stock, at par	$140,906
Paid-in capital in excess of par	176,434,113

176,575,019
Undistributed net investment income	2,590,826
Accumulated net realized loss on investment and foreign currency transactions	(38,362,259)
Net unrealized appreciation on investments and foreign currencies	18,899,329

Net assets, November 30, 2016	$159,702,915

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($80,430,893 ÷ 6,961,856 shares of common stock issued and outstanding)	$11.55
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price to public	$12.22

Class B
Net asset value, offering price and redemption price per share ($5,683,699 ÷ 548,503 shares of common stock issued and outstanding)	$10.36

Class C
Net asset value, offering price and redemption price per share ($30,351,991 ÷ 2,929,703 shares of common stock issued and outstanding)	$10.36

Class R
Net asset value, offering price and redemption price per share ($8,534,410 ÷ 739,658 shares of common stock issued and outstanding)	$11.54

Class Z
Net asset value, offering price and redemption price per share ($34,701,922 ÷ 2,910,855 shares of common stock issued and outstanding)	$11.92

See Notes to Financial Statements.

Prudential Financial Services Fund	23

Statement of Operations

Year Ended November 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $742,002)	$5,092,901
Income from securities lending, net (including affiliated income of $52,555)	114,611
Affiliated dividend income	2,145

Total income	5,209,657

Expenses
Management fee	1,287,358
Distribution fee—Class A	253,628
Distribution fee—Class B	63,962
Distribution fee—Class C	331,717
Distribution fee—Class R	49,548
Transfer agent’s fees and expenses (including affiliated expense of $63,700)	281,000
Custodian and accounting fees (net of $4,200 fee credit)	140,000
Registration fees	76,000
Shareholders’ reports	48,000
Audit fee	27,000
Legal fees and expenses	21,000
Directors’ fees	12,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Loan interest expense	1,142
Miscellaneous	27,851

Total expenses	2,628,206
Less: Distribution fee waiver-Class R	(16,516)

Net expenses	2,611,690

Net investment income (loss)	2,597,967

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $961)	(28,557,225)
Foreign currency transactions	(7,139)

(28,564,364)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1)	13,085,780
Foreign currencies	36,134

13,121,914

Net gain (loss) on investment and foreign currency transactions	(15,442,450)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(12,844,483)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,597,967	$2,403,865
Net realized gain (loss) on investment and foreign currency transactions	(28,564,364)	(7,755,601)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,121,914	(41,320,386)

Net increase (decrease) in net assets resulting from operations	(12,844,483)	(46,672,122)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,990,198)	(2,515,708)
Class B	(110,781)	(116,786)
Class C	(577,047)	(520,642)
Class R	(109,944)	(55,741)
Class Z	(1,299,550)	(1,783,969)

	(4,087,520)	(4,992,846)

Distributions from net realized gains
Class A	—	(17,397,987)
Class B	—	(1,466,314)
Class C	—	(6,536,958)
Class R	—	(451,088)
Class Z	—	(10,108,021)

	—	(35,960,368)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	34,955,229	69,568,930
Net asset value of shares issued in reinvestment of dividends and distributions	3,767,925	36,183,499
Cost of shares reacquired	(99,312,055)	(166,149,747)

Net increase (decrease) in net assets from Fund share transactions	(60,588,901)	(60,397,318)

Total increase (decrease)	(77,520,904)	(148,022,654)

Net Assets:
Beginning of year	237,223,819	385,246,473

End of year (a)	$159,702,915	$237,223,819

(a) Includes undistributed net investment income of:	$2,590,826	$4,106,277

See Notes to Financial Statements.

Prudential Financial Services Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three series: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate only to Prudential Financial Services Fund (the “Fund”). The financial statements of the other series are not presented herein.

The Fund is non-diversified under the 1940 Act and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

26

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted

Prudential Financial Services Fund	27

Notes to Financial Statements (continued)

securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books

28

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any

Prudential Financial Services Fund	29

Notes to Financial Statements (continued)

unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the

30

subadviser’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2016.

The Company has a distribution agreement on behalf of the Fund with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2018.

PIMS has advised the Fund that it received $110,155 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2016 it received $12,990 and $3,848 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Financial Services Fund	31

Notes to Financial Statements (continued)

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period December 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $3,500 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $4,200. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended November 30, 2016, were $116,613,925 and $175,058,200, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2016, the adjustments were to decrease undistributed net investment income by $25,898,

32

decrease accumulated net realized loss on investment and foreign currency transactions by $7,139 and increase paid-in capital in excess of par by $18,759 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and reclassifications of redemptions utilized as distributions for tax purposes. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2016, the tax character of dividends paid by the Fund was $4,087,520 of ordinary income. For the year ended November 30, 2015, the tax character of dividends paid by the Fund were $19,378,351 of ordinary income and $21,574,863 of long-term capital gains.

As of November 30, 2016, the accumulated undistributed earnings on a tax basis was $2,590,828 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$142,899,150	$27,050,822	$(8,855,729)	$18,195,093	$(5,718)	$18,189,375

The difference between book and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables, foreign currency contracts and other tax adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2016 of approximately $36,023,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $1,629,000 as having been incurred in the following fiscal year (November 30, 2017).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Financial Services Fund	33

Notes to Financial Statements (continued)

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million and 90 million authorized shares, respectively.

As of November 30, 2016, five shareholders of record held 48% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

34

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2016:
Shares sold	1,404,028	$15,380,452
Shares issued in reinvestment of dividends and distributions	158,858	1,863,411
Shares reacquired	(3,583,943)	(38,417,063)

Net increase (decrease) in shares outstanding before conversion	(2,021,057)	(21,173,200)
Shares issued upon conversion from other share class(es)	89,425	972,205
Shares reacquired upon conversion into other share class(es)	(156,404)	(1,692,049)

Net increase (decrease) in shares outstanding	(2,088,036)	$(21,893,044)

Year ended November 30, 2015:
Shares sold	1,812,209	$24,333,799
Shares issued in reinvestment of dividends and distributions	1,369,560	18,557,540
Shares reacquired	(6,095,648)	(80,413,615)

Net increase (decrease) in shares outstanding before conversion	(2,913,879)	(37,522,276)
Shares issued upon conversion from other share class(es)	114,188	1,522,069
Shares reacquired upon conversion into other share class(es)	(132,534)	(1,761,782)

Net increase (decrease) in shares outstanding	(2,932,225)	$(37,761,989)

Class B
Year ended November 30, 2016:
Shares sold	25,017	$254,304
Shares issued in reinvestment of dividends and distributions	9,641	102,097
Shares reacquired	(212,682)	(2,055,856)

Net increase (decrease) in shares outstanding before conversion	(178,024)	(1,699,455)
Shares reacquired upon conversion into other share class(es)	(69,268)	(688,349)

Net increase (decrease) in shares outstanding	(247,292)	$(2,387,804)

Year ended November 30, 2015:
Shares sold	43,529	$533,570
Shares issued in reinvestment of dividends and distributions	115,195	1,411,138
Shares reacquired	(247,722)	(2,950,377)

Net increase (decrease) in shares outstanding before conversion	(88,998)	(1,005,669)
Shares reacquired upon conversion into other share class(es)	(101,237)	(1,218,748)

Net increase (decrease) in shares outstanding	(190,235)	$(2,224,417)

Prudential Financial Services Fund	35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended November 30, 2016:
Shares sold	408,629	$4,010,053
Shares issued in reinvestment of dividends and distributions	46,502	491,993
Shares reacquired	(1,601,651)	(15,455,231)

Net increase (decrease) in shares outstanding before conversion	(1,146,520)	(10,953,185)
Shares reacquired upon conversion into other share class(es)	(91,232)	(870,740)

Net increase (decrease) in shares outstanding	(1,237,752)	$(11,823,925)

Year ended November 30, 2015:
Shares sold	1,151,220	$13,629,032
Shares issued in reinvestment of dividends and distributions	455,223	5,576,486
Shares reacquired	(1,762,665)	(20,859,092)

Net increase (decrease) in shares outstanding before conversion	(156,222)	(1,653,574)
Shares reacquired upon conversion into other share class(es)	(80,684)	(963,090)

Net increase (decrease) in shares outstanding	(236,906)	$(2,616,664)

Class R
Year ended November 30, 2016:
Shares sold	436,508	$4,762,506
Shares issued in reinvestment of dividends and distributions	9,366	109,863
Shares reacquired	(232,905)	(2,456,027)

Net increase (decrease) in shares outstanding	212,969	$2,416,342

Year ended November 30, 2015:
Shares sold	368,863	$4,875,062
Shares issued in reinvestment of dividends and distributions	37,404	506,829
Shares reacquired	(169,592)	(2,205,162)

Net increase (decrease) in shares outstanding	236,675	$3,176,729

36

Class Z	Shares	Amount
Year ended November 30, 2016:
Shares sold	948,354	$10,547,914
Shares issued in reinvestment of dividends and distributions	99,466	1,200,561
Shares reacquired	(3,628,502)	(40,927,878)

Net increase (decrease) in shares outstanding before conversion	(2,580,682)	(29,179,403)
Shares issued upon conversion from other share class(es)	219,472	2,430,227
Shares reacquired upon conversion into other share class(es)	(14,451)	(151,294)

Net increase (decrease) in shares outstanding	(2,375,661)	$(26,900,470)

Year ended November 30, 2015:
Shares sold	1,909,757	$26,197,467
Shares issued in reinvestment of dividends and distributions	726,794	10,131,506
Shares reacquired	(4,441,877)	(59,721,501)

Net increase (decrease) in shares outstanding before conversion	(1,805,326)	(23,392,528)
Shares issued upon conversion from other shares class(es)	197,404	2,698,490
Shares reacquired upon conversion into other share class(es)	(20,260)	(276,939)

Net increase (decrease) in shares outstanding	(1,628,182)	$(20,970,977)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2016. The average daily balance for the 43 days that the Fund had loans outstanding during the period was $570,628, borrowed at a weighted average interest rate of 1.68%. The maximum loan balance outstanding during the period was $1,537,000. At November 30, 2016, the Fund had no outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique.

Prudential Financial Services Fund	37

Notes to Financial Statements (continued)

The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 9. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 16, 2016 to shareholders of record on December 19, 2016. The ex-dividend date was December 20, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.20011
Class B	$0.13569
Class C	$0.13569
Class R	$0.17849
Class Z	$0.23239

38

Financial Highlights

Class A Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.17	$15.87	$17.34	$13.25	$10.86
Income (loss) from investment operations:
Net investment income (loss)	.18	.12	.21	.12	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	(2.09)	(.18)	4.41	2.48
Total from investment operations	(.40)	(1.97)	.03	4.53	2.57
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.22)	(.15)	(.10)	(.18)
Distributions from net realized gains	-	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(.22)	(1.73)	(1.50)	(.44)	(.18)
Net asset value, end of year	$11.55	$12.17	$15.87	$17.34	$13.25
Total Return(b):	(3.28)%	(13.54)%	.22%	35.12%	24.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,431	$110,168	$190,097	$213,603	$123,375
Average net assets (000)	$84,543	$140,368	$213,715	$173,140	$114,947
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.42%	1.35%	1.31%	1.33%	1.41%
Expenses before waivers and/or expense reimbursement	1.42%	1.35%	1.31%	1.33%	1.41%
Net investment income (loss)	1.63%	.87%	1.31%	.76%	.73%
Portfolio turnover rate	68%	65%	66%	62%	63%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	39

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.94	$14.42	$15.91	$12.20	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.09	.02	.09	.01	- (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	(1.87)	(.18)	4.06	2.31
Total from investment operations	(.43)	(1.85)	(.09)	4.07	2.31
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.12)	(.05)	(.02)	(.10)
Distributions from net realized gains	-	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(.15)	(1.63)	(1.40)	(.36)	(.10)
Net asset value, end of year	$10.36	$10.94	$14.42	$15.91	$12.20
Total Return(c):	(4.00)%	(14.04)%	(.56)%	34.22%	23.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,684	$8,704	$14,222	$15,998	$9,205
Average net assets (000)	$6,396	$10,860	$15,963	$12,433	$8,579
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.12%	2.05%	2.01%	2.03%	2.11%
Expenses before waivers and/or expense reimbursement	2.12%	2.05%	2.01%	2.03%	2.11%
Net investment income (loss)	.93%	.18%	.61%	.04%	.02%
Portfolio turnover rate	68%	65%	66%	62%	63%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.94	$14.42	$15.91	$12.20	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.09	.02	.09	.01	- (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	(1.87)	(.18)	4.06	2.31
Total from investment operations	(.43)	(1.85)	(.09)	4.07	2.31
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.12)	(.05)	(.02)	(.10)
Distributions from net realized gains	-	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(.15)	(1.63)	(1.40)	(.36)	(.10)
Net asset value, end of year	$10.36	$10.94	$14.42	$15.91	$12.20
Total Return(c):	(4.00)%	(14.04)%	(.55)%	34.22%	23.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,352	$45,571	$63,519	$57,635	$29,703
Average net assets (000)	$33,171	$52,237	$63,592	$43,393	$28,075
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.12%	2.05%	2.01%	2.03%	2.11%
Expenses before waivers and/or expense reimbursement	2.12%	2.05%	2.01%	2.03%	2.11%
Net investment income (loss)	.89%	.20%	.58%	.04%	.03%
Portfolio turnover rate	68%	65%	66%	62%	63%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	41

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,				February 3, 2012(a) through November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.15	$15.84	$17.32	$13.23	$12.24
Income (loss) from investment operations:
Net investment income (loss)	.15	.09	.16	.05	-	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.56)	(2.08)	(.17)	4.45	.99
Total from investment operations	(.41)	(1.99)	(.01)	4.50	.99
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.19)	(.12)	(.07)	-
Distributions from net realized gains	-	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(.20)	(1.70)	(1.47)	(.41)	-
Net asset value, end of period	$11.54	$12.15	$15.84	$17.32	$13.23
Total Return(c):	(3.41)%	(13.69)%	(.04)%	34.92%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,534	$6,402	$4,594	$2,789	$224
Average net assets (000)	$6,607	$5,333	$4,013	$1,238	$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.62%	1.55%	1.51%	1.53%	1.61%	(e)
Expenses before waivers and/or expense reimbursement	1.87%	1.80%	1.76%	1.78%	1.86%	(e)
Net investment income (loss)	1.41%	.70%	1.02%	.30%	(.02)%	(e)
Portfolio turnover rate	68%	65%	66%	62%	63%	(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Less than $.005 per share.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.56	$16.32	$17.79	$13.58	$11.13
Income (loss) from investment operations:
Net investment income (loss)	.21	.16	.26	.17	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	(2.14)	(.18)	4.51	2.53
Total from investment operations	(.38)	(1.98)	.08	4.68	2.66
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.27)	(.20)	(.13)	(.21)
Distributions from net realized gains	-	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(.26)	(1.78)	(1.55)	(.47)	(.21)
Net asset value, end of year	$11.92	$12.56	$16.32	$17.79	$13.58
Total Return(b):	(3.03)%	(13.24)%	.51%	35.50%	24.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,702	$66,380	$112,815	$114,754	$55,071
Average net assets (000)	$40,929	$86,151	$116,858	$88,911	$40,829
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.12%	1.05%	1.01%	1.03%	1.11%
Expenses before waivers and/or expense reimbursement	1.12%	1.05%	1.01%	1.03%	1.11%
Net investment income (loss)	1.90%	1.19%	1.59%	1.05%	1.04%
Portfolio turnover rate	68%	65%	66%	62%	63%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund (the “Fund”), one of the series constituting Prudential Sector Funds, Inc., including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2017

44

Federal Tax Information (unaudited)

For the year ended November 30, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Financial Services Fund	80.34%	13.18%

For the year ended November 30, 2016, the Fund made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $373,090 foreign tax credit from recognized foreign source income of $4,720,875.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2016.

Prudential Financial Services Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Financial Services Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Financial Services Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Prudential Financial Services Fund

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also considered the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•

The Board noted PI’s assertion that the Fund’s benchmark index is a better comparative source against which to evaluate performance than the Fund’s Peer Universe. In this regard, the Board considered that the Peer Universe is statistically small and contains mostly exchange-traded funds.

•

The Board considered that since January 2009 (when the subadviser began managing the Fund) to April 2016, the Fund has outperformed its benchmark index. The Board focused on this when it noted that, measured as of December 31, 2015, the Fund showed historical underperformance against the benchmark other than for the 10-year period.

•

The Board further noted information provided by PI indicating that, based on the most recent performance information available, the Fund’s year-to-date performance continued to show improvement, with the Fund outperforming its benchmark and ranking in the 2nd quartile of its Peer Universe as of April 30, 2016.

•	The Board noted that the Fund’s actual management fee and net total expenses ranked second out of the five funds in its Peer Group.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188E

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Health Sciences Fund

ANNUAL REPORT	NOVEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

•

Several health care providers and services holdings, including UnitedHealth Group, Aetna, and Humana, made strong advances, especially in the wake of November’s presidential election. Many investors believe that diversified managed care companies stand to benefit from the new administration, as the regulatory environment could become less onerous, the Affordable Care Act (ACA) health insurance tax could be repealed, Medicare Advantage could be favored, and corporate taxes could be lowered.

•

Medivation soared on news that Pfizer will acquire it at a significant premium to the stock’s closing price the day before the announcement. Medivation makes and markets the prostate cancer drug, Xtandi, which is being tested in earlier lines of treatment and additional settings. It also has a pipeline of additional cancer treatments in immuno-oncology and genetically defined cancers.

•

In biotechnology, companies that sell innovative, high-priced drugs, including Alexion Pharmaceuticals and Regeneron Pharmaceuticals, faced concerns about drug pricing, which negatively affected performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting. However, in December, the Fed raised its benchmark interest rate 0.25%, citing improving economic conditions. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

January 17, 2017

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–12.40	145.25	243.20	—
Class B	–13.01	136.92	219.93	—
Class C	–12.99	136.89	219.90	—
Class Q	N/A	N/A	N/A	5.34 (1/27/16)
Class R	–12.57	N/A	N/A	113.04 (2/3/12)
Class Z	–12.12	148.99	253.35	—
S&P 1500 Health Care Index	–1.38	124.94	158.99	—
S&P Composite 1500 Index	8.69	96.98	98.65	—
Lipper Health/Biotechnology Funds Average	–9.14	129.30	187.87	—

Average Annual Total Returns (With Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–19.35	17.47	12.43	—
Class B	–19.28	17.89	12.28	—
Class C	–16.07	17.98	12.28	—
Class Q	N/A	N/A	N/A	N/A (1/27/16)
Class R	–14.84	N/A	N/A	16.23 (2/3/12)
Class Z	–14.40	19.17	13.40	—
S&P 1500 Health Care Index	–2.05	17.18	9.97	—
S&P Composite 1500 Index	13.03	14.78	7.19	—
Lipper Health/Biotechnology Funds Average	–10.27	17.41	10.96	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–17.22	18.31	12.49	—
Class B	–16.68	18.73	12.33	—
Class C	–13.73	18.83	12.33	—
Class Q	N/A	N/A	N/A	N/A (1/27/16)
Class R	–12.57	N/A	N/A	16.96 (2/3/12)
Class Z	–12.12	20.02	13.45	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–12.40	19.65	13.12	—
Class B	–13.01	18.83	12.33	—
Class C	–12.99	18.83	12.33	—
Class Q	N/A	N/A	N/A	N/A (1/27/16)
Class R	–12.57	N/A	N/A	16.96 (2/3/12)
Class Z	–12.12	20.02	13.45	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the

Prudential Jennison Health Sciences Fund	5

Your Fund’s Performance (continued)

S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2006) and the account values at the end of the current fiscal year (November 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charges	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

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*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 1500 Health Care Index—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. The cumulative total return for the Index measured from the month-end closest to the inception date through 11/30/16 is 5.10% for Class Q shares and 111.43% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 16.66% for Class R shares. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

S&P Composite 1500 Index—The Standard & Poor’s Composite 1500 Index (S&P 1500 Index) is an unmanaged index of over 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date through 11/30/16 is 16.66% for Class Q shares and 86.38% for Class R shares. The average annual total return for the Index measured from the month-end closest to the inception date through 12/31/16 is 13.97% for Class R shares. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Lipper Health/Biotechnology Funds Average—The Lipper Health/Biotechnology Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 11/30/16 is 6.63% for Class Q shares and 110.11% for Class R shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 12/31/16 is 16.03% for Class R shares. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Jennison Health Sciences Fund	7

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 11/30/16 (%)
BioMarin Pharmaceutical, Inc., Biotechnology	6.4
Celgene Corp., Biotechnology	6.0
UnitedHealth Group, Inc., Managed Health Care	5.5
Shire PLC, Biotechnology	4.7
Aetna, Inc., Managed Health Care	4.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/16 (%)
Biotechnology	54.7
Pharmaceuticals	18.7
Managed Health Care	17.3
Health Care Equipment	3.9
Life Sciences Tools & Services	2.3

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares returned –12.40% in the 12 months ended November 30, 2016, underperforming the –1.38% return of the S&P Composite 1500 Health Care Index (the Index) and the –9.14% return of the Lipper Health/Biotechnology Funds Average.

What was the market environment?

•

Numerous factors contributed to market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies generally underperforming.

•	The health care sector faced specific headwinds, including uncertainty about the future of the ACA, US election campaign discussion of drug pricing, and a prolonged biotech bear market.

What worked?

Several biotechnology holdings were major positive contributors to Fund returns.

•

Tesaro currently markets Varubi, which was approved by the Food and Drug Administration (FDA) in 2015 for the prevention of nausea and vomiting associated with cancer chemotherapy. Its key pipeline asset, Niraparib, is an orally active PARP inhibitor for the treatment of ovarian and breast cancer. PARP inhibitors are a group of pharmacological inhibitors of the enzyme poly ADP ribose polymerase (PARP). They are developed for multiple indications; the most important is the treatment of cancer. Tesaro shares rose on news that the company expects to file a new drug application (NDA) for Niraparib as a maintenance therapy for ovarian cancer.

•

Medivation soared on news that Pfizer will acquire it at a significant premium to the stock’s closing price the day before the announcement. Medivation makes and markets the prostate cancer drug, Xtandi, which is being tested in earlier lines of treatment and additional settings. It also has a pipeline of additional cancer treatments in immuno-oncology and genetically defined cancers.

•	Jennison views Celgene, with its robust revenue and earnings, and deep pipeline, as one of the biotechnology sector’s most fundamentally sound companies. Its leading drugs

Prudential Jennison Health Sciences Fund	9

Strategy and Performance Overview (continued)

include Revlimid, an oral therapy for multiple myeloma, a blood cancer, and myelodysplastic syndrome, a rare group of blood disorders; Pomalyst, also for multiple myeloma; Abraxane, for breast, lung, and pancreatic cancer; and Otezla, for psoriatic arthritis and plaque psoriasis. In November, Celgene partner Bluebird Bio reported positive interim results from a Phase 1 trial of an experimental anti-BCMA CAR T (chimeric antigen receptor T-cell) candidate in patients with relapsed/refractory multiple myeloma.

•

Several health care providers and services holdings, including UnitedHealth Group, Aetna, and Humana, made strong advances, especially in the wake of November’s presidential election. Many investors believe that diversified managed care companies stand to benefit from the new administration, as the regulatory environment could become less onerous, the ACA health insurance tax could be repealed, Medicare Advantage could be favored, and corporate taxes could be lowered.

•

In pharmaceuticals, Aerie Pharmaceuticals advanced two late-stage pipeline products, Rhopressa and Roclatan, both being developed for glaucoma. In September, Aerie filed a new drug application with the FDA for Rhopressa and also reported positive Phase 3 data for Roclatan, a fixed-dose combination of Rhopressa and latanaprost (the current standard of care in glaucoma). Given its superior efficacy in lowering intraocular pressure, which causes glaucoma and ocular hypertension, acceptable safety profile demonstrated in the Phase 3 trial, and once-daily-eye-drop convenience, Roclatan, Jennison believes, is poised to become a blockbuster glaucoma product.

What didn’t work?

Several pharmaceutical holdings declined:

•

After several acquisitions, Allergan has grown in size and scope, and is now on track to be a leader in growth pharma with global scope. Jennison believes that Allergan’s development pipeline could be meaningfully more productive than investors currently assume and that the balance sheet should allow for significant strategic capital deployment. However, the company has hit bumps in the road that may indicate that its transition is still a work in progress. The company has been proactive in positioning its business for a future that may be more dependent on volume growth and less dependent on price increases. While Allergan may have undertaken this initiative earlier than other companies—and paid for it with negative earnings revisions—Jennison believes it is a smart move that will be rewarded.

•

Intra-Cellular Therapies develops novel treatments for central nervous system (CNS) disorders based on proprietary knowledge of intracellular signaling pathways in the brain. Its lead candidate, ITI-007, is an orally administered, small-molecule therapy for the treatment of acute schizophrenia and other neuropsychiatric diseases. Results of two large studies of the compound in schizophrenia showed good efficacy and a differentiated

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safety and tolerability profile. The stock dropped after ITI-007 unexpectedly failed to meet the primary endpoint of a third schizophrenia study. Intra-Cellular says it is committed to continuing the development of the drug as a schizophrenia treatment, and will seek FDA approval based on the two successful studies. ITI-007 is also being studied in two large Phase 3 bipolar disorder studies. Other target indications for ITI-007 include dementia and depression.

•

Pacira Pharmaceuticals develops and makes pharmaceutical products for use in hospitals and ambulatory surgery centers. Its leading product, Exparel, is a very profitable long-acting bupivacaine (anesthetic/analgesic) product for postsurgical pain management. Pacira’s decline was related to lower-than-expected first-quarter revenue and favorable Phase 3 clinical trial data for a drug competing with Exparel. Jennison eliminated the position.

•	In biotechnology, companies that sell innovative, high-priced drugs, including Alexion Pharmaceuticals and Regeneron Pharmaceuticals, faced concerns about drug pricing.

•

Alexion Pharmaceuticals’ flagship product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or aHUS. The company is aggressively pursuing label expansion opportunities for the drug in other autoimmune and inflammatory disease settings. Another approved drug, Kanuma, targets lysosomal acid lipase deficiency (LAL D), a potentially deadly disease caused by genetic mutations that result in the buildup of fatty material in the liver, blood vessel walls, and other tissues. A third drug, Strensiq, treats patients with hypophosphatasia (HPP), a life-threatening, ultra-rare metabolic disorder. In October, the company reported better-than-expected third-quarter revenue and earnings and raised its guidance. Alexion also announced that it is starting Phase 3 trials for next-generation Soliris (1210) in PNH and aHUS and that it will file Soliris for approval in myasthenia gravis in the US and Europe in early 2017.

•

Regeneron Pharmaceuticals’ Eylea treats wet age-related macular degeneration, the leading cause of blindness in the elderly, macular edema, and diabetic retinopathy, a serious complication of diabetes that can lead to vision loss. The company also markets Praluent, a cholesterol-lowering injection. Product candidates in late-stage clinical trials include treatments for inflammation, rheumatoid arthritis, cancer, and the respiratory syncytial virus.

•

In life sciences tools and services, Illumina reported lower-than-expected revenue and reduced its revenue guidance, reflecting lower-than-anticipated sales of its next-generation gene-sequencing instruments due to modified academic funding practices. Innovative applications of the technology in user end markets are early in development, suggesting the potential for considerable future growth.

Prudential Jennison Health Sciences Fund	11

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Tesaro, Inc.	2.14	Allergan, Plc	–2.16
UnitedHealth Group, Inc.	1.58	Intra-Cellular Therapies, Inc.	–1.48
Aerie Pharmaceuticals, Inc.	0.93	Alnylam Pharmaceuticals, Inc.	–1.46
Aetna, Inc.	0.90	Alexion Pharmaceuticals, Inc.	–1.22
Medivation, Inc.	0.89	Pacira Pharmaceuticals, Inc.	–0.90

Current outlook

•

Markets responded positively to the unexpected conclusion of this year’s presidential election, probably operating on the assumption that the incoming administration will seek changes in both taxes and regulation. The response was immediate in the health care sector, which has been constrained by uncertainty about the future of ACA, discussion of the appropriateness of certain drug pricing, and the threat of an oversight committee. In Jennison’s view, the market has begun to price in the de-risking of these headwinds.

•

Jennison sees the possibility of several positive outcomes. Commercial drug companies will likely continue to face competitive pressures, but less political pressure to reduce drug prices should allow investors to resume focus on the innovative pipelines of many biotechnology companies.

•

Several factors could fuel acceleration in consolidation among drug companies. The possibility of reduced taxes could foster corporate repatriation, which could in turn increase the already strong financial flexibility of many large companies. With significant debt capacity, large drug companies could fund share repurchases, dividends, and acquisitions. At the same time, biotechnology companies, many of which are short of cash in part because of the duration of the recent biotechnology bear market, may be more disposed to negotiate takeover bids. Acquisition activity has picked up over the last few months, and competition for high-quality biotechnology assets could increase in the coming quarters.

•

Although not related to the election, the recent biotechnology bear market coincided with a lull in the release of clinical trial data. Trial data are scheduled to be released at a much more robust pace in the coming year. More data releases won’t necessarily generate positive results, but increased trial information could help to highlight opportunities.

•	The new administration has indicated support for private managed care organizations and Medicare Advantage. Uncertainty about the long-term viability of the ACA will likely

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remain a factor for various health care industries, but over time, addressing the viability issue is likely to benefit the managed care industry, as the perception of failing exchanges wanes.

•

Jennison also sees the possibility of negative outcomes. An immediate repeal of the ACA could abruptly increase the number of Americans without health insurance, which could cause slower growth in drug sale volumes and medical procedures as well as increased debt expenses for hospitals and clinics. And although no changes have been discussed, leadership at the FDA and Department of Health and Human Services could change. The implications of such changes for the Centers for Medicare and Medicaid Services and future funding of the National Institutes of Health are uncertain.

Prudential Jennison Health Sciences Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2016, at the beginning of the period, and held through the six-month period ended November 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,010.10	1.16%	$5.83
	Hypothetical	$1,000.00	$1,019.20	1.16%	$5.86
Class B	Actual	$1,000.00	$1,006.70	1.86%	$9.33
	Hypothetical	$1,000.00	$1,015.70	1.86%	$9.37
Class C	Actual	$1,000.00	$1,006.70	1.86%	$9.33
	Hypothetical	$1,000.00	$1,015.70	1.86%	$9.37
Class Q	Actual	$1,000.00	$1,012.30	0.75%	$3.77
	Hypothetical	$1,000.00	$1,021.25	0.75%	$3.79
Class R	Actual	$1,000.00	$1,009.20	1.36%	$6.83
	Hypothetical	$1,000.00	$1,018.20	1.36%	$6.86
Class Z	Actual	$1,000.00	$1,012.00	0.86%	$4.33
	Hypothetical	$1,000.00	$1,020.70	0.86%	$4.34

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Health Sciences Fund	15

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended November 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.17	1.17
B	1.87	1.87
C	1.87	1.87
Q	0.75	0.75
R	1.62	1.37
Z	0.87	0.87

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS 99.0%

Biotechnology 54.7%
ACADIA Pharmaceuticals, Inc.*(a)	1,416,868	$38,241,267
Aeglea BioTherapeutics, Inc.*	602,772	3,116,331
Agios Pharmaceuticals, Inc.*(a)	124,493	7,246,737
Alexion Pharmaceuticals, Inc.*	575,705	70,575,676
Amicus Therapeutics, Inc.*(a)	3,473,903	20,773,940
ARIAD Pharmaceuticals, Inc.*(a)	1,222,453	16,478,666
Audentes Therapeutics, Inc.*(a)	241,382	3,965,906
Avexis, Inc.*(a)	143,931	8,509,201
BioCryst Pharmaceuticals, Inc.*(a)	889,393	4,971,707
Biogen, Inc.*	252,283	74,188,862
BioMarin Pharmaceutical, Inc.*	1,605,913	137,514,330
Bluebird Bio, Inc.*(a)	701,656	42,344,940
Celgene Corp.*	1,080,692	128,072,809
Clovis Oncology, Inc.*(a)	536,226	18,376,465
Corvus Pharmaceuticals, Inc.*	200,911	3,100,057
DBV Technologies SA (France), ADR*(a)	338,795	12,372,793
Epizyme, Inc.*(a)	1,410,186	15,653,065
Exelixis, Inc.*	1,138,053	19,255,857
Incyte Corp.*	897,285	91,783,283
Inotek Pharmaceuticals Corp.*(a)	1,160,379	7,426,426
Insmed, Inc.*(a)	857,407	11,703,606
Kite Pharma, Inc.*(a)	457,119	23,281,071
MacroGenics, Inc.*(a)	187,949	4,873,518
Medgenics, Inc.*(a)	1,261,358	6,483,380
Natera, Inc.*(a)	518,542	6,222,504
Neurocrine Biosciences, Inc.*	281,294	13,066,106
Otonomy, Inc.*(a)	889,099	15,114,683
OvaScience, Inc.*(a)	1,562,582	5,234,650
ProQR Therapeutics NV (Netherlands)*(a)	1,645,254	6,992,329
Proteostasis Therapeutics, Inc.*(a)	1,574,855	16,583,223
Prothena Corp. PLC (Ireland)*(a)	392,856	23,186,361
Ra Pharmaceuticals, Inc.*	161,770	2,117,569
Radius Health, Inc.*(a)	196,371	10,450,865
Regeneron Pharmaceuticals, Inc.*	153,158	58,083,640
REGENXBIO, Inc.*	122,697	2,730,008
Retrophin, Inc.*(a)	565,062	11,566,819
Sage Therapeutics, Inc.*(a)	618,941	31,015,133
Sarepta Therapeutics, Inc.*(a)	448,495	15,365,439
Shire PLC, ADR(a)	581,006	101,443,648
Syndax Pharmaceuticals, Inc.*	96,771	936,743

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments (continued)

as of November 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
TESARO, Inc.*(a)	229,996	$31,208,157
Trevena, Inc.*	483,559	2,649,903
Ultragenyx Pharmaceutical, Inc.*(a)	423,027	33,118,784
Vertex Pharmaceuticals, Inc.*	156,702	12,788,450

		1,170,184,907

Health Care Equipment 3.7%
Boston Scientific Corp.*	1,407,344	28,794,258
DexCom, Inc.*	426,761	27,863,226
Edwards Lifesciences Corp.*	65,947	5,463,709
GenMark Diagnostics, Inc.*(a)	1,334,522	15,507,146
iRhythm Technologies, Inc.*	71,707	2,187,063

		79,815,402

Health Care Facilities 1.2%
Acadia Healthcare Co., Inc.*(a)	318,875	12,120,439
Universal Health Services, Inc. (Class B Stock)	102,229	12,576,211

		24,696,650

Health Care Supplies 1.0%
Alere, Inc.*	437,643	17,383,180
Derma Sciences, Inc.*	910,180	4,368,864

		21,752,044

Health Care Technology 0.1%
Tabula Rasa Healthcare, Inc.*(a)	209,374	2,906,111

Life Sciences Tools & Services 2.3%
Illumina, Inc.*(a)	334,250	44,502,045
NanoString Technologies, Inc.*(a)	229,293	5,044,446

		49,546,491

Managed Health Care 17.3%
Aetna, Inc.	709,230	92,795,653
Centene Corp.*	560,085	32,277,699
Cigna Corp.	390,239	52,580,803
Humana, Inc.	355,641	75,623,502
UnitedHealth Group, Inc.	742,796	117,599,463

		370,877,120

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 18.7%
Aerie Pharmaceuticals, Inc.*(a)	1,913,983	$71,104,468
Allergan PLC*	473,168	91,936,542
Assembly Biosciences, Inc.*	1,342,370	17,249,454
AstraZeneca PLC (United Kingdom), ADR(a)	817,713	21,375,018
Bristol-Myers Squibb Co.	950,933	53,670,658
Cassiopea SpA (Italy)*	67,672	1,933,769
Cassiopea SpA (Italy), 144A*(b)	230,363	6,582,763
Dermira, Inc.*(a)	705,774	22,570,653
Eli Lilly & Co.	1,018,736	68,377,560
Flex Pharma, Inc.*(a)	148,924	915,883
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	105,069	11,730,954
Intra-Cellular Therapies, Inc.*(a)	981,380	13,680,437
Ocular Therapeutix, Inc.*(a)	1,867,308	17,347,291
SteadyMed, Ltd. (Israel)*	347,749	1,182,347

		399,657,797

TOTAL COMMON STOCKS (cost $1,649,937,334)		2,119,436,522

PREFERRED STOCK 0.2%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 8/31/12)*(b)(c)^	4,084,064	4,947,460

TOTAL LONG-TERM INVESTMENTS (cost $1,652,337,334)		2,124,383,982

SHORT-TERM INVESTMENTS 19.1%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(d)	17,346,809	17,346,809
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $391,037,369; includes $390,823,312 of cash collateral for securities on loan)(d)(e)	391,026,572	$391,143,880

TOTAL SHORT-TERM INVESTMENTS (cost $408,384,178)(Note 3)		408,490,689

TOTAL INVESTMENTS 118.3% (cost $2,060,721,512)(Note 5)		2,532,874,671
Liabilities in excess of other assets (18.3)%		(391,238,580)

NET ASSETS 100.0%		$2,141,636,091

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Portfolio of Investments (continued)

as of November 30, 2016

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,947,460 and 0.2% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $381,781,104; cash collateral of $390,823,312 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,400,000. The aggregate value of $4,947,460 is approximately 0.2% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(e)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Biotechnology	$1,170,184,907	$—	$—
Health Care Equipment	79,815,402	—	—
Health Care Facilities	24,696,650	—	—
Health Care Supplies	21,752,044	—	—
Health Care Technology	2,906,111	—	—
Life Sciences Tools & Services	49,546,491	—	—
Managed Health Care	370,877,120	—	—
Pharmaceuticals	391,141,265	8,516,532	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Preferred Stock
Health Care Equipment	$—	$—	$4,947,460
Affiliated Mutual Funds	408,490,689	—	—

Total	$2,519,410,679	$8,516,532	$4,947,460

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2016 were as follows (unaudited):

Biotechnology	54.7%
Affiliated Mutual Funds (including 18.2% of collateral for securities on loan)	19.1
Pharmaceuticals	18.7
Managed Health Care	17.3
Health Care Equipment	3.9
Life Sciences Tools & Services	2.3
Health Care Facilities	1.2%
Health Care Supplies	1.0
Health Care Technology	0.1

118.3
Liabilities in excess of other assets	(18.3)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of November 30, 2016, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(47,950)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$46,957

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Assets & Liabilities

as of November 30, 2016

Assets
Investments at value, including securities on loan of $381,781,104:
Unaffiliated investments (cost $1,652,337,334)	$2,124,383,982
Affiliated investments (cost $408,384,178)	408,490,689
Receivable for Fund shares sold	5,261,530
Receivable for investments sold	1,631,935
Dividends and interest receivable	1,079,709
Tax reclaim receivable	873,830
Prepaid expenses	20,718

Total assets	2,541,742,393

Liabilities
Payable to broker for collateral for securities on loan	390,823,312
Payable for Fund shares reacquired	6,803,951
Management fee payable	1,269,935
Accrued expenses and other liabilities	711,590
Distribution fee payable	426,187
Affiliated transfer agent fee payable	54,806
Payable for investments purchased	16,019
Loan interest payable	502

Total liabilities	400,106,302

Net Assets	$2,141,636,091

Net assets were comprised of:
Common stock, at par	$560,776
Paid-in capital in excess of par	1,599,111,442

1,599,672,218
Accumulated net investment loss	(2,826,728)
Accumulated net realized gain on investment and foreign currency transactions	72,707,097
Net unrealized appreciation on investments	472,083,504

Net assets, November 30, 2016	$2,141,636,091

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($944,170,682 ÷ 24,921,533 shares of common stock issued and outstanding)	$37.89
Maximum sales charge (5.50% of offering price)	2.21

Maximum offering price to public	$40.10

Class B
Net asset value, offering price and redemption price per share ($32,539,496 ÷ 1,086,416 shares of common stock issued and outstanding)	$29.95

Class C
Net asset value, offering price and redemption price per share ($194,000,784 ÷ 6,479,897 shares of common stock issued and outstanding)	$29.94

Class Q
Net asset value, offering price and redemption price per share ($10,533 ÷ 255.363 shares of common stock issued and outstanding)	$41.25

Class R
Net asset value, offering price and redemption price per share ($12,972,823 ÷ 346,660 shares of common stock issued and outstanding)	$37.42

Class Z
Net asset value, offering price and redemption price per share ($957,941,773 ÷ 23,242,842 shares of common stock issued and outstanding)	$41.21

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Statement of Operations

Year Ended November 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $188,636)	$13,987,483
Income from securities lending, net (including affiliated income of $2,148,516)	2,837,848
Affiliated dividend income	164,476

Total income	16,989,807

Expenses
Management fee	17,961,806
Distribution fee—Class A	3,384,765
Distribution fee—Class B	386,842
Distribution fee—Class C	2,248,471
Distribution fee—Class R	116,566
Transfer agent’s fees and expenses (including affiliated expense of $490,400)	2,796,000
Custodian and accounting fees (net of $24,700 fee credit)	253,000
Shareholders’ reports	177,000
Registration fees	155,000
Directors’ fees	64,000
Insurance expenses	39,000
Legal fees and expenses	39,000
Audit fee	28,000
Loan interest expense	705
Miscellaneous	67,859

Total expenses	27,718,014
Less: Distribution fee waiver-Class R	(38,857)

Net expenses	27,679,157

Net investment income (loss)	(10,689,350)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on investment transactions (including affiliated of $17,629)	72,720,348
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $106,511)	(491,471,775)
Foreign currencies	5,209

(491,466,566)

Net gain (loss) on investment and foreign currency transactions	(418,746,218)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(429,435,568)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,689,350)	$(22,257,979)
Net realized gain (loss) on investment and foreign currency transactions	72,720,348	450,437,921
Net change in unrealized appreciation (depreciation) on investments	(491,466,566)	(237,466,931)

Net increase (decrease) in net assets resulting from operations	(429,435,568)	190,713,011

Distributions from net realized gains (Note 1)
Class A	(194,169,039)	(183,183,793)
Class B	(7,937,038)	(9,030,676)
Class C	(45,589,635)	(46,349,897)
Class R	(2,916,754)	(2,000,522)
Class Z	(173,939,427)	(148,040,476)

	(424,551,893)	(388,605,364)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	404,479,401	1,163,369,362
Net asset value of shares issued in reinvestment of dividends and distributions	378,157,642	342,001,324
Cost of shares reacquired	(1,197,575,081)	(847,383,576)

Net increase (decrease) in net assets from Fund share transactions	(414,938,038)	657,987,110

Total increase (decrease)	(1,268,925,499)	460,094,757

Net Assets:
Beginning of year	3,410,561,590	2,950,466,833

End of year	$2,141,636,091	$3,410,561,590

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently consists of three series: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. These financial statements relate only to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other series are not presented herein.

The Fund is non-diversified under the 1940 Act and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

26

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the

28

amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Warrants: The Fund may hold warrants acquired either through a direct purchase, included as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements (continued)

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

30

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .72% for the year ended November 30, 2016.

The Company has a distribution agreement on behalf of the Fund with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2018.

PIMS has advised the Fund that it received $173,105 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2016, it received $14,697, $26,092 and $3,319 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements (continued)

fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period December 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $140,878 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $158,056. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended November 30, 2016 were $624,712,915 and $1,336,732,040, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in

32

capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2016, the adjustments were to decrease accumulated net investment loss by 10,689,350, decrease accumulated net realized gain on investment and foreign currency transactions by $2,369,006 and decrease paid-in capital in excess of par by $8,320,344 due to net operating losses and reclassifications of redemptions utilized as distributions for tax purposes. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2016, the tax character of distributions paid by the Fund were $74,898,155 of ordinary income and $349,653,738 of long-term capital gains. For the year ended November 30, 2015, the tax character of distributions paid by the Fund were $103,432,817 of ordinary income and $285,172,547 of long-term capital gains.

As of November 30, 2016, the accumulated undistributed earnings on a tax basis was $73,656,231 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,064,497,371	$682,736,596	$(214,359,296)	$468,377,300	$(69,658)	$468,307,642

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements (continued)

CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months from the date of purchase. Class Q, Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 610 million shares of $.01 par value per share common stock authorized which consist of 175 million shares of Class A common stock, 10 million shares of Class B common stock, 50 million shares of Class C common stock, 150 million shares of Class Q common stock, 75 million shares of Class R common stock, and 150 million shares of Class Z common stock.

As of November 30, 2016, Prudential, through its affiliates, owned 255 Class Q shares of the Fund. At reporting period end, seven shareholders of record held 58% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2016:
Shares sold	2,643,689	$101,141,342
Shares issued in reinvestment of dividends and distributions	4,234,171	182,069,365
Shares reacquired	(12,267,180)	(462,179,238)

Net increase (decrease) in shares outstanding before conversion	(5,389,320)	(178,968,531)
Shares issued upon conversion from other share class(es)	225,664	8,680,656
Shares reacquired upon conversion into other share class(es)	(820,798)	(30,754,278)

Net increase (decrease) in shares outstanding	(5,984,454)	$(201,042,153)

Year ended November 30, 2015:
Shares sold	7,738,998	$412,044,203
Shares issued in reinvestment of dividends and distributions	3,625,654	169,136,729
Shares reacquired	(6,172,657)	(320,479,145)

Net increase (decrease) in shares outstanding before conversion	5,191,995	260,701,787
Shares issued upon conversion from other share class(es)	179,429	9,751,570
Shares reacquired upon conversion into other share class(es)	(797,404)	(43,977,874)

Net increase (decrease) in shares outstanding	4,574,020	$226,475,483

34

Class B	Shares	Amount
Year ended November 30, 2016:
Shares sold	42,773	$1,419,663
Shares issued in reinvestment of dividends and distributions	200,971	6,877,225
Shares reacquired	(297,456)	(8,916,457)

Net increase (decrease) in shares outstanding before conversion	(53,712)	(619,569)
Shares reacquired upon conversion into other share class(es)	(129,468)	(3,968,978)

Net increase (decrease) in shares outstanding	(183,180)	$(4,588,547)

Year ended November 30, 2015:
Shares sold	52,684	$2,190,164
Shares issued in reinvestment of dividends and distributions	204,091	7,882,008
Shares reacquired	(201,924)	(8,767,643)

Net increase (decrease) in shares outstanding before conversion	54,851	1,304,529
Shares reacquired upon conversion into other share class(es)	(118,322)	(5,364,407)

Net increase (decrease) in shares outstanding	(63,471)	$(4,059,878)

Class C
Year ended November 30, 2016:
Shares sold	373,329	$12,167,439
Shares issued in reinvestment of dividends and distributions	1,065,533	36,451,872
Shares reacquired	(1,744,512)	(52,000,064)

Net increase (decrease) in shares outstanding before conversion	(305,650)	(3,380,753)
Shares reacquired upon conversion into other share class(es)	(432,231)	(12,943,313)

Net increase (decrease) in shares outstanding	(737,881)	$(16,324,066)

Year ended November 30, 2015:
Shares sold	479,648	$19,983,585
Shares issued in reinvestment of dividends and distributions	953,326	36,798,395
Shares reacquired	(801,267)	(34,424,864)

Net increase (decrease) in shares outstanding before conversion	631,707	22,357,116
Shares reacquired upon conversion into other share class(es)	(153,107)	(6,739,621)

Net increase (decrease) in shares outstanding	478,600	$15,617,495

Class Q
Period ended November 30, 2016*:
Shares sold**	255	$10,000

Net increase (decrease) in shares outstanding	255	$10,000

Class R
Year ended November 30, 2016:
Shares sold	159,216	$5,948,654
Shares issued in reinvestment of dividends and distributions	68,532	2,916,753
Shares reacquired	(332,776)	(12,131,470)

Net increase (decrease) in shares outstanding	(105,028)	$(3,266,063)

Year ended November 30, 2015:
Shares sold	407,979	$21,589,455
Shares issued in reinvestment of dividends and distributions	43,198	2,000,522
Shares reacquired***	(265,912)	(13,867,175)

Net increase (decrease) in shares outstanding	185,265	$9,722,802

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended November 30, 2016:
Shares sold	6,817,921	$283,792,303
Shares issued in reinvestment of dividends and distributions	3,212,056	149,842,427
Shares reacquired	(16,031,024)	(662,347,852)

Net increase (decrease) in shares outstanding before conversion	(6,001,047)	(228,713,122)
Shares issued upon conversion from other share class(es)	1,050,709	42,798,219
Shares reacquired upon conversion into other share class(es)	(92,563)	(3,812,306)

Net increase (decrease) in shares outstanding	(5,042,901)	$(189,727,209)

Year ended November 30, 2015:
Shares sold	12,395,280	$707,561,955
Shares issued in reinvestment of dividends and distributions	2,526,705	126,183,670
Shares reacquired	(8,513,536)	(469,844,749)

Net increase (decrease) in shares outstanding before conversion	6,408,449	363,900,876
Shares issued upon conversion from other share class(es)	855,873	50,334,647
Shares reacquired upon conversion into other share class(es)	(69,500)	(4,004,315)

Net increase (decrease) in shares outstanding	7,194,822	$410,231,208

*	Commencement of offering was January 27, 2016.
**	Includes affiliated subscriptions of 255 shares with a value of $10,000 for Class Q shares.
***	Includes affiliated redemption of 495 shares with a value of $23,581 for Class R shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2016. The average daily balance for the 8 days the Fund had loans outstanding during the period was $1,793,375, borrowed at a weighted average interest rate of 1.77%. The maximum loan balance outstanding during the period was $3,466,000. At November 30, 2016, the Fund did not have an outstanding loan balance.

36

Note 8. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared capital gain distributions on December 16, 2016 to shareholders of record on December 19, 2016. The ex-date was December 20, 2016. The per share amounts declared were as follows:

Long-Term Capital Gains
Class A, B, C, Q, R and Z	$1.34802

Prudential Jennison Health Sciences Fund	37

Financial Highlights

Class A Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.64	$52.83	$41.99	$31.95	$25.77
Income (loss) from investment operations:
Net investment income (loss)	(.18)	(.36)	(.30)	(.20)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.21)	4.08	14.37	13.66	7.35
Total from investment operations	(5.39)	3.72	14.07	13.46	7.18
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	(6.36)	(6.91)	(3.23)	(3.37)	(1.00)
Total dividends and distributions	(6.36)	(6.91)	(3.23)	(3.42)	(1.00)
Net asset value, end of year	$37.89	$49.64	$52.83	$41.99	$31.95
Total Return(b):	(12.38)%	7.88%	36.43%	47.48%	28.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$944,171	$1,534,229	$1,391,206	$1,110,999	$688,749
Average net assets (000)	$1,128,298	$1,641,053	$1,214,767	$902,504	$595,244
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.17%	1.13%	1.15%	1.18%	1.23%
Expenses before waivers and/or expense reimbursement	1.17%	1.13%	1.15%	1.18%	1.23%
Net investment income (loss)	(.48%)	(.67)%	(.68)%	(.56)%	(.57)%
Portfolio turnover rate	25%	52%	57%	54%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$40.83	$44.93	$36.43	$28.36	$23.13
Income (loss) from investment operations:
Net investment income (loss)	(.36)	(.60)	(.52)	(.38)	(.35)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.16)	3.41	12.25	11.87	6.58
Total from investment operations	(4.52)	2.81	11.73	11.49	6.23
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	(6.36)	(6.91)	(3.23)	(3.37)	(1.00)
Total dividends and distributions	(6.36)	(6.91)	(3.23)	(3.42)	(1.00)
Net asset value, end of year	$29.95	$40.83	$44.93	$36.43	$28.36
Total Return(b):	(13.01)%	7.14%	35.48%	46.43%	28.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,539	$51,837	$59,899	$54,595	$46,656
Average net assets (000)	$38,686	$60,495	$54,808	$50,463	$48,738
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.87%	1.83%	1.85%	1.88%	1.93%
Expenses before waivers and/or expense reimbursement	1.87%	1.83%	1.85%	1.88%	1.93%
Net investment income (loss)	(1.19%)	(1.37)%	(1.38)%	(1.23)%	(1.31)%
Portfolio turnover rate	25%	52%	57%	54%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$40.81	$44.92	$36.42	$28.35	$23.13
Income (loss) from investment operations:
Net investment income (loss)	(.36)	(.60)	(.53)	(.38)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.15)	3.40	12.26	11.87	6.56
Total from investment operations	(4.51)	2.80	11.73	11.49	6.22
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	(6.36)	(6.91)	(3.23)	(3.37)	(1.00)
Total dividends and distributions	(6.36)	(6.91)	(3.23)	(3.42)	(1.00)
Net asset value, end of year	$29.94	$40.81	$44.92	$36.42	$28.35
Total Return(b):	(12.99)%	7.12%	35.49%	46.44%	28.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$194,001	$294,592	$302,715	$249,263	$182,936
Average net assets (000)	$224,856	$328,656	$266,782	$216,277	$159,912
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.87%	1.83%	1.85%	1.88%	1.93%
Expenses before waivers and/or expense reimbursement	1.87%	1.83%	1.85%	1.88%	1.93%
Net investment income (loss)	(1.19%)	(1.37)%	(1.39)%	(1.24)%	(1.28)%
Portfolio turnover rate	25%	52%	57%	54%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40

Class Q Shares
January 27, 2016(a) through November 30,
2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$39.16
Income (loss) from investment operations:
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.11
Total from investment operations	2.09
Net asset value, end of period	$41.25
Total Return(c):	5.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.75%(e)
Expenses before waivers and/or expense reimbursement	.75%(e)
Net investment income (loss)	(.06)%(e)
Portfolio turnover rate	25%(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,				February 3, 2012(a) through November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$49.20	$52.50	$41.83	$31.90	$28.25
Income (loss) from investment operations:
Net investment income (loss)	(.26)	(.46)	(.40)	(.32)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.16)	4.07	14.30	13.67	3.70
Total from investment operations	(5.42)	3.61	13.90	13.35	3.65
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	(6.36)	(6.91)	(3.23)	(3.37)	-
Total dividends and distributions	(6.36)	(6.91)	(3.23)	(3.42)	-
Net asset value, end of period	$37.42	$49.20	$52.50	$41.83	$31.90
Total Return(c):	(12.57)%	7.70%	36.14%	47.18%	12.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,973	$22,225	$13,988	$6,984	$1,175
Average net assets (000)	$15,542	$22,044	$9,162	$3,873	$371
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.37%	1.33%	1.35%	1.38%	1.48%	(e)
Expenses before waivers and/or expense reimbursement	1.62%	1.58%	1.60%	1.63%	1.73%	(e)
Net investment income (loss)	(.68%)	(.87)%	(.89)%	(.86)%	(.24)%	(e)
Portfolio turnover rate	25%	52%	57%	54%	47%	(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$53.30	$56.07	$44.24	$33.39	$26.80
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.21)	(.19)	(.11)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.65)	4.35	15.25	14.38	7.67
Total from investment operations	(5.73)	4.14	15.06	14.27	7.59
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	(6.36)	(6.91)	(3.23)	(3.37)	(1.00)
Total dividends and distributions	(6.36)	(6.91)	(3.23)	(3.42)	(1.00)
Net asset value, end of year	$41.21	$53.30	$56.07	$44.24	$33.39
Total Return(b):	(12.14)%	8.22%	36.84%	47.90%	29.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$957,942	$1,507,679	$1,182,659	$737,978	$352,103
Average net assets (000)	$1,087,154	$1,504,357	$926,562	$540,745	$288,971
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.87%	.83%	.85%	.88%	.93%
Expenses before waivers and/or expense reimbursement	.87%	.83%	.85%	.88%	.93%
Net investment income (loss)	(.18%)	(.37)%	(.40)%	(.29)%	(.27)%
Portfolio turnover rate	25%	52%	57%	54%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund (the “Fund”), one of the series constituting Prudential Sector Funds, Inc., including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2017

44

Federal Tax Information (unaudited)

We are advising you that during the year ended November 30, 2016, the Fund reports the maximum amount allowed per share but not less than $5.24 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Health Sciences Fund	17.17%	8.53%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2016.

Prudential Jennison Health Sciences Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Health Sciences Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Health Sciences Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Prudential Jennison Health Sciences Fund

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods, although it underperformed over the one-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PHLQX	PJHRX	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P775	74441P791	74441P866

MF188E3

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Utility Fund

ANNUAL REPORT	NOVEMBER 30, 2016

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Objective: Total return through a combination of capital appreciation and current income

Highlights

PRUDENTIAL JENNISON UTILITY FUND

•

Relative to the S&P 500 Utility Total Return Index (the Index), an overweighting to the oil & gas storage & transportation segment was the largest contributor to relative performance during the period. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Stock selection within electric utilities positively contributed, while allocations to water utilities also helped performance.

•

Conversely, an overweight allocation to the diversified telecommunication services industry detracted the most from relative performance, while stock selection and an underweight to the multi-utilities industry also hampered relative performance over the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting. However, in December, the Fed raised its benchmark interest rate 0.25%, citing improving economic conditions. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

January 17, 2017

Prudential Jennison Utility Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	11.08	70.75	70.49
Class B	10.33	64.98	58.90
Class C	10.25	64.93	58.84
Class R	10.86	69.11	66.37
Class Z	11.40	73.53	75.68
S&P 500 Utility Total Return Index	13.21	61.21	89.24
S&P 500 Index	8.04	96.21	94.51
Lipper Utility Funds Average	9.51	50.16	67.63

Average Annual Total Returns (With Sales Charges) as of 12/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	9.22	10.44	5.20
Class B	9.78	10.79	5.05
Class C	13.79	10.91	5.05
Class R	15.37	11.46	5.58
Class Z	15.98	12.04	6.11
S&P 500 Utility Total Return Index	16.29	10.35	6.98
S&P 500 Index	11.94	14.65	6.94
Lipper Utility Funds Average	13.75	8.80	5.39

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Average Annual Total Returns (With Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	4.97	10.04	4.88
Class B	5.40	10.40	4.74
Class C	9.27	10.52	4.74
Class R	10.86	11.08	5.22
Class Z	11.40	11.65	5.80

Average Annual Total Returns (Without Sales Charges) as of 11/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	11.08	11.29	5.48
Class B	10.33	10.53	4.74
Class C	10.25	10.52	4.74
Class R	10.86	11.08	5.22
Class Z	11.40	11.65	5.80

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year

Prudential Jennison Utility Fund	5

Your Fund’s Performance (continued)

period for Class A shares (November 30, 2006) and the account values at the end of the current fiscal year (November 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

S&P 500 Utility Total Return Index—The Standard & Poor’s 500 Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Utility Funds Average—The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/16 (%)
NextEra Energy, Inc., Electric Utilities	4.7
DTE Energy Co., Multi-Utilities	4.5
PG&E Corp., Electric Utilities	4.5
American Electric Power Co., Inc., Electric Utilities	3.6
CMS Energy Corp., Multi-Utilities	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/16 (%)

Electric Utilities	37.7
Oil & Gas Storage & Transportation	22.1
Multi-Utilities	19.9
Specialized REITs	6.0
Gas Utilities	3.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Utility Fund’s Class A shares rose 11.08% for the 12 months ended November 30, 2016, underperforming the 13.21% return of the S&P 500 Utility Total Return Index (the Index), but outperforming the 9.51% return of the Lipper Utilities Funds Average.

Relative to the Index, an overweighting to the oil & gas storage & transportation segment was the largest contributor to relative performance during the period. Stock selection within electric utilities positively contributed, while allocations to water utilities also helped performance. Conversely, an overweight allocation to the diversified telecommunication services industry detracted the most from relative performance, while stock selection and an underweight to the multi-utilities industry also hampered relative performance over the period.

What was the market environment?

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Increased market sentiment around the potential for the Fed’s September rate hike towards the end of July and through August caused a sell-off in “bond proxy” or “dividend-yielding” sectors and/or stocks (e.g., utilities, telecom, real estate investment trusts (REITs), MLPs, etc.).

•

Numerous factors contributed to overall market volatility during the reporting period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Also during the period, uncertainty with Iran, and the market exaggerating bearish fundamentals, led to crude oil prices became extremely volatile, double-dipping in early 2016 after hitting multi-year lows, but recovering during the spring. In the second half of 2016, OPEC’s agreement to cut production following oil production restarts in Libya and Nigeria whipsawed oil prices.

What worked?

•	In electric utilities:

•

NextEra Energy shares performed well during the period as recent acquisitions, accelerating renewables growth, and strong quarterly earnings results have driven shares higher. The company’s recent acquisition of Energy Future Holdings (EFH), which has an 80% interest in Oncor Electric Delivery, is expected to be immediately accretive to the company’s earnings and supports NextEra’s lower risk profile focused on regulated and long-term contracted assets. Jennison believes the company is a

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strongly positioned integrated utility that combines a high-quality utility in Florida with a low-risk generation operation. Jennison favors the company for its above-average rate base and customer growth potential along with its preeminent status as a leading renewable energy player in the US. NextEra is an electric power company in North America which operates through its wholly owned subsidiaries: Florida Power & Light Company and NextEra Energy Resources, LLC. The company has electric generating facilities located in 27 states in the United States and four provinces in Canada.

•	In water utilities:

•

Shares of American Water Works Company rose nicely over the period as the company reported earnings that were mainly in-line with expectations, and its above-average earnings growth remained steady. Its robust regulated operations pipeline, and not having the commodity input risk associated with natural gas and electric companies, all helped elevate share prices during the period. Jennison favors the water and wastewater utility company for the scarcity value of a water utility, its financial trajectory and its visibility, which has steadily improved and has resulted in impressive performance with reduced volatility. Jennison continues to see a consistent strategy execution ahead and project favorable, long-term EPS (earnings per share) and DPS (distributions per share) going forward.

•	In multi-utilities:

•

DTE Energy Company shares performed well during the period as the company reported earnings ahead of consensus with management raising its EPS guidance, while it continues to demonstrate conservative planning. Jennison favors the company for its above-average growth potential, in what Jennison believes will be one of the better regulatory environments in the country. Additionally, Jennison believes the company’s midstream gas and industrial power investments should help to drive overall EPS growth. DTE is a US-based multi-utility and energy company with diverse holdings.

What didn’t work?

•	In energy, specifically within oil & gas storage & transportation:

•

Units of Energy Transfer Partners LP fell significantly during the first half of the period as a broader MLP sector sold off in the beginning of the year from falling crude-oil prices, leading to heightened fears around counter-party credit, and financing risks, which in turn elevated the markets’ concerns around the sustainability of the dividends and distributions of these midstream energy companies. Furthermore, the increased news headline risk exacerbated the company’s poor performance when the merger agreement between Energy Transfer and Williams Companies was unexpectedly terminated. Jennison continues to view Energy Transfer’s family of companies as well-positioned to capitalize on increased demand for energy infrastructure, given its core

Prudential Jennison Utility Fund	9

Strategy and Performance Overview (continued)

assets and general partner (GP) benefits. Jennison views Energy Transfer as uniquely positioned to capitalize on growing US export possibilities in liquid natural gas, as well as a diversified revenue stream that is underpinned by long-term, fee-based contracts.

•	In telecommunication services:

•

Shares of SBA Communications Corporation, an independent owner and operator of wireless communications towers, performed poorly, as the share prices of the tower company peer group came under pressure amid a lull in the carrier spending cycle. The company’s lackluster guidance on sluggish demand and an implicit earnings guidance reduction caused shares to decline over the period. Acting as a holding company of SBA Telecommunications, the company, through its subsidiaries, owns and operates towers principally in the US, but also in Canada, Costa Rica, El Salvador, Guatemala, Nicaragua, Panama, and Brazil. As a result of changing industry and company fundamentals, the position was exited during the period.

•

Shares of Spain-based wireless telecom firm, Cellnex Telecom SA, sold off over the period as shares came under pressure due to a spike in Spanish borrowing interest rates and similar spikes in US Treasury bill rates as well. The company also released comments that it was unlikely to announce any mergers & acquisitions before the end of the year, hampering any potential growth opportunities. Despite this, Jennison believes the company has exposure to positive developments such as data growth, the roll-out of LTE, and the macroeconomic recovery in Southern Europe.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
NextEra Energy, Inc.	0.87	Energy Transfer Partners, LP	–0.71
American Water Works Co., Inc.	0.82	SBA Communications Corp.	–0.33
DTE Energy Co.	0.76	Cellnex Telecom SA	–0.33
Digital Realty Trust, Inc.	0.72	Telecom Italia SpA	–0.31
NiSource, Inc.	0.69	Snam SpA	–0.22

Current outlook

•

Within the utility sector, Jennison continues to prefer regulated electric utilities with solid dividend yields, above-average projected earnings and/or dividend growth, and operating in constructive regulatory environments. Jennison believes there is a long-term trend of rising global demand for renewable energy supply and subsequent transmission investment needed to tie those cleaner resources into the grid, as well as to modernize the aging grid infrastructure to absorb the intermittent nature of renewable generation.

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In Jennison’s opinion, the trend for increased investment in renewable energy is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy driven by continued technological advancement; and (2) increasing public policy support—on a global scale—for renewable investment driven by concerns over greenhouse gas emissions, energy security, and most recently, job creation.

•

Regarding energy infrastructure, oil and natural gas prices have rebounded from their early-2016 lows and North American oil & gas producers (which represent a very significant portion of the customer base for energy infrastructure companies) are in a much stronger financial position today than they were at the beginning of the year. Such developments bode well for the prospects of the North American midstream industry and Jennison believes that outlook will improve further still in 2017 and beyond as supply and demand for oil and natural gas move closer to equilibrium. Jennison’s energy infrastructure investments tend to exhibit many of the following characteristics: a very high degree of fee-based gross margins, with little to no direct commodity price sensitivity; asset platforms in the core areas of the lower-cost production basins with a current preference for natural gas over oil; under-leveraged (debt) balance sheets; and a high degree of visibility and transparency into their backlog of growth projects.

•

In telecom services, Jennison likes wireless tower operators. These companies should continue to benefit from increasing wireless mobile users and continued growth in data usage on wireless networks. While rising interest rates have been a headwind for tower valuations (largely due to the pressure on the REIT sector as a whole), Jennison believes the tower operators continue to present an attractive investment opportunity given their ability to generate free cash flow and the relative potential for earnings due to a recurring revenue business model. Jennison also likes cable broadband providers. Jennison believes cable broadband providers can also generate attractive levels of free cash flow, which can be returned to shareholders through dividends and share repurchases.

Prudential Jennison Utility Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2016, at the beginning of the period, and held through the six-month period ended November 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$980.30	0.83%	$4.11
	Hypothetical	$1,000.00	$1,020.85	0.83%	$4.19
Class B	Actual	$1,000.00	$976.80	1.53%	$7.56
	Hypothetical	$1,000.00	$1,017.35	1.53%	$7.72
Class C	Actual	$1,000.00	$976.80	1.53%	$7.56
	Hypothetical	$1,000.00	$1,017.35	1.53%	$7.72
Class R	Actual	$1,000.00	$979.30	1.03%	$5.10
	Hypothetical	$1,000.00	$1,019.85	1.03%	$5.20
Class Z	Actual	$1,000.00	$981.80	0.53%	$2.63
	Hypothetical	$1,000.00	$1,022.35	0.53%	$2.68

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Utility Fund	13

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended November 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.85	0.85
B	1.55	1.55
C	1.55	1.55
R	1.30	1.05
Z	0.55	0.55

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Cable & Satellite 2.4%
Charter Communications, Inc. (Class A Stock)*	129,456	$35,640,531
Comcast Corp. (Class A Stock)	544,835	37,871,481

		73,512,012

Electric Utilities 37.7%
Alliant Energy Corp.	2,328,163	83,627,615
Alupar Investimento SA (Brazil)	361,924	1,757,157
Alupar Investimento SA (Brazil), 144A(a)	1,721,024	8,355,646
American Electric Power Co., Inc.	1,852,088	109,365,796
DONG Energy A/S (Denmark)*	260,342	8,842,699
DONG Energy A/S (Denmark), 144A*(a)	158,869	5,396,098
Edison International	1,463,100	100,617,387
El Paso Electric Co.	436,094	19,646,035
Enel SpA (Italy)	11,238,306	45,376,490
Exelon Corp.(b)	2,778,472	90,328,125
Fortis, Inc. (Canada)	2,520,719	75,135,553
Iberdrola SA (Spain)	7,108,844	42,756,284
NextEra Energy, Inc.	1,258,275	143,732,753
PG&E Corp.	2,341,215	137,663,442
PNM Resources, Inc.	944,201	29,836,752
Portland General Electric Co.	2,049,765	85,270,224
PPL Corp.	930,302	31,127,905
Southern Co. (The)	655,213	30,677,073
Xcel Energy, Inc.	2,729,145	106,463,947

		1,155,976,981

Gas Utilities 3.3%
Atmos Energy Corp.	982,687	69,888,700
Infraestructura Energetica Nova SAB de CV (Mexico), 144A(a)	2,815,921	12,259,438
Italgas SpA (Italy)*	5,046,728	18,057,458

		100,205,596

Independent Power Producers & Energy Traders 0.6%
NRG Yield, Inc. (Class C Stock)(b)	1,296,045	19,894,291

Integrated Telecommunication Services 1.9%
Cellnex Telecom SA (Spain)	996,758	13,948,089
Cellnex Telecom SA (Spain), 144A(a)	986,763	13,808,224
Frontier Communications Corp.(b)	8,511,448	31,066,785

		58,823,098

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments (continued)

as of November 30, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 19.9%
Ameren Corp.	2,149,430	$105,580,002
CMS Energy Corp.	2,673,548	107,530,101
Dominion Resources, Inc.	578,218	42,377,597
DTE Energy Co.	1,481,189	137,883,884
Innogy SE (Germany), 144A*(a)	888,930	31,387,134
NiSource, Inc.	4,247,430	93,188,614
Sempra Energy	468,580	46,764,284
WEC Energy Group, Inc.	824,107	46,158,233

		610,869,849

Oil & Gas Storage & Transportation 22.1%
Cheniere Energy Partners LP	550,000	16,153,500
Cheniere Energy Partners LP Holdings LLC	2,496,502	54,823,184
Cheniere Energy, Inc.*	842,515	34,425,163
Dominion Midstream Partners LP	407,074	10,421,094
Enbridge, Inc. (Canada)	1,124,104	47,280,485
Energy Transfer Partners LP	1,734,529	60,916,659
EQT GP Holdings LP	938,454	23,179,814
Kinder Morgan, Inc.	2,618,635	58,133,697
ONEOK, Inc.(b)	795,809	43,713,788
Plains All American Pipeline LP	1,842,018	60,694,493
SemGroup Corp. (Class A Stock)	895,346	32,277,223
Snam SpA (Italy)	4,159,439	16,098,153
Tallgrass Energy GP LP(b)	656,992	15,899,207
Targa Resources Corp.	975,001	51,957,803
TransCanada Corp. (Canada)	1,559,597	70,044,284
Williams Cos., Inc. (The)	2,627,499	80,664,219

		676,682,766

Renewable Electricity 2.8%
Atlantica Yield PLC (Spain)	2,171,189	39,341,945
EDP Renovaveis SA (Spain)	431,445	2,745,899
NextEra Energy Partners LP(b)	1,744,077	44,665,812

		86,753,656

Specialized REITs 6.0%
American Tower Corp.	582,500	59,572,275
Crown Castle International Corp.	703,420	58,707,433
CyrusOne, Inc.(b)	1,527,746	65,204,199

		183,483,907

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities 2.7%
American Water Works Co., Inc.	1,147,629	$83,168,674

TOTAL LONG-TERM INVESTMENTS (cost $2,483,946,976)		3,049,370,830

SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(c)	27,385,190	27,385,190
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $57,814,400; includes $57,773,320 of cash collateral for securities on loan)(c)(d)	57,810,126	57,827,469

TOTAL SHORT-TERM INVESTMENTS (cost $85,199,590)(Note 3)		85,212,659

TOTAL INVESTMENTS 102.2% (cost $2,569,146,566)(Note 5)		3,134,583,489
Liabilities in excess of other assets (2.2)%		(66,021,581)

NET ASSETS 100.0%		$3,068,561,908

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Indicates a security that has been deemed illiquid. (unaudited)
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,526,186; cash collateral of $57,773,320 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(d)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Portfolio of Investments (continued)

as of November 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Cable & Satellite	$73,512,012	$—	$—
Electric Utilities	1,045,249,764	110,727,217	—
Gas Utilities	87,946,158	12,259,438	—
Independent Power Producers & Energy Traders	19,894,291	—	—
Integrated Telecommunication Services	31,066,785	27,756,313	—
Multi-Utilities	579,482,715	31,387,134	—
Oil & Gas Storage & Transportation	660,584,613	16,098,153	—
Renewable Electricity	84,007,757	2,745,899	—
Specialized REITs	183,483,907	—	—
Water Utilities	83,168,674	—	—
Affiliated Mutual Funds	85,212,659	—	—

Total	$2,933,609,335	$200,974,154	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2016 were as follows (unaudited):

Electric Utilities	37.7%
Oil & Gas Storage & Transportation	22.1
Multi-Utilities	19.9
Specialized REITs	6.0
Gas Utilities	3.3
Renewable Electricity	2.8
Affiliated Mutual Funds (including 1.9% of collateral for securities on loan)	2.8
Water Utilities	2.7%
Cable & Satellite	2.4
Integrated Telecommunication Services	1.9
Independent Power Producers & Energy Traders	0.6

102.2
Liabilities in excess of other assets	(2.2)

100.0%

See Notes to Financial Statements.

18

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of November 30, 2016, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$11,794

*	Included in net realized gain (loss) on investments in the Statement of Operations.

For the year ended November 30, 2016, there was no change in unrealized appreciation (depreciation) on derivatives recognized in income on the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Statement of Assets & Liabilities

as of November 30, 2016

Assets
Investments at value, including securities on loan of $56,526,186:
Unaffiliated investments (cost $2,483,946,976)	$3,049,370,830
Affiliated investments (cost $85,199,590)	85,212,659
Receivable for investments sold	14,895,125
Dividends receivable	7,662,225
Receivable for Fund shares sold	782,711
Tax reclaim receivable	219,500
Prepaid expenses	31,308

Total assets	3,158,174,358

Liabilities
Payable to broker for collateral for securities on loan	57,773,320
Payable for investments purchased	24,520,485
Payable for Fund shares reacquired	4,602,660
Management fee payable	1,079,112
Distribution fee payable	810,358
Accrued expenses	760,389
Affiliated transfer agent fee payable	63,904
Deferred directors’ fees	2,222

Total liabilities	89,612,450

Net Assets	$3,068,561,908

Net assets were comprised of:
Common stock, at par	$2,328,671
Paid-in capital in excess of par	2,329,448,456

2,331,777,127
Undistributed net investment income	5,544,597
Accumulated net realized gain on investment and foreign currency transactions	165,821,157
Net unrealized appreciation on investments and foreign currencies	565,419,027

Net assets, November 30, 2016	$3,068,561,908

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($2,629,092,685 ÷ 199,485,942 shares of common stock issued and outstanding)	$13.18
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price to public	$13.95

Class B
Net asset value, offering price and redemption price per share ($39,488,813 ÷ 3,005,916 shares of common stock issued and outstanding)	$13.14

Class C
Net asset value, offering price and redemption price per share ($119,943,442 ÷ 9,141,787 shares of common stock issued and outstanding)	$13.12

Class R
Net asset value, offering price and redemption price per share ($70,425,784 ÷ 5,347,804 shares of common stock issued and outstanding)	$13.17

Class Z
Net asset value, offering price and redemption price per share ($209,611,184 ÷ 15,885,683 shares of common stock issued and outstanding)	$13.19

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Statement of Operations

Year Ended November 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,155,837)	$72,906,676
Income from securities lending, net (including affiliated income of $1,158,986)	1,274,190
Affiliated dividend income	273,520

Total income	74,454,386

Expenses
Management fee	13,552,284
Distribution fee—Class A	8,230,793
Distribution fee—Class B	449,913
Distribution fee—Class C	1,297,786
Distribution fee—Class R	500,271
Transfer agent’s fees and expenses (including affiliated expense of $1,280,300)	3,151,000
Custodian and accounting fees (net of $22,000 fee credit)	421,000
Shareholders’ reports	145,000
Registration fees	100,000
Directors’ fees	59,000
Insurance expenses	40,000
Legal fees and expenses	38,000
Audit fee	28,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	25,079

Total expenses	28,043,126
Less: Distribution fee waiver—Class R	(166,755)

Net expenses	27,876,371

Net investment income (loss)	46,578,015

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $14,312)	213,858,327
Foreign currency transactions	(73,757)

213,784,570

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,069)	66,672,852
Foreign currencies	88,085

66,760,937

Net gain (loss) on investment and foreign currency transactions	280,545,507

Net Increase (Decrease) In Net Assets Resulting From Operations	$327,123,522

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,578,015	$57,833,443
Net realized gain (loss) on investment and foreign currency transactions	213,784,570	211,389,869
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	66,760,937	(750,834,305)

Net increase (decrease) in net assets resulting from operations	327,123,522	(481,610,993)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(54,166,410)	(46,034,772)
Class B	(560,626)	(517,857)
Class C	(1,673,569)	(1,153,588)
Class R	(1,178,724)	(718,543)
Class Z	(4,725,371)	(3,898,252)

	(62,304,700)	(52,323,012)

Distributions from net realized gains
Class A	(240,693,525)	(303,602,889)
Class B	(4,305,947)	(7,294,084)
Class C	(11,701,719)	(14,081,759)
Class R	(5,315,930)	(4,608,250)
Class Z	(17,649,420)	(20,888,061)

	(279,666,541)	(350,475,043)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	206,935,297	285,125,525
Net asset value of shares issued in reinvestment of dividends and distributions	326,458,163	382,140,168
Cost of shares reacquired	(518,425,162)	(658,382,531)

Net increase (decrease) in net assets from Fund share transactions	14,968,298	8,883,162

Total increase (decrease)	120,579	(875,525,886)

Net Assets:
Beginning of year	3,068,441,329	3,943,967,215

End of year(a)	$3,068,561,908	$3,068,441,329

(a) Includes undistributed net investment income of:	$5,544,597	$18,891,008

See Notes to Financial Statements.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently consists of three series: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate only to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other series are not presented herein.

The Fund is non-diversified under the 1940 Act and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

24

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Utility Fund	25

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between

26

the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Prudential Jennison Utility Fund	27

Notes to Financial Statements (continued)

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs: The Fund invests in Master Limited Partnerships (“MLPs”). Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

28

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .42% for the year ended November 30, 2016.

The Company has a distribution agreement on behalf of the Fund with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2018.

PIMS has advised the Fund that it received $1,175,288 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2016. From these fees,

Prudential Jennison Utility Fund	29

Notes to Financial Statements (continued)

PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2016 it received $41,211 and $21,040 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period December 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $77,286 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $67,797. Additionally, PGIM, Inc. reimbursed the Fund $219,670 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money

30

Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended November 30, 2016, were $1,476,360,862 and $1,674,437,971, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2016, the adjustments were to increase undistributed net investment income by $2,380,274, increase accumulated net realized gain on investment and foreign currency transactions by $11,750,057 and decrease paid-in capital in excess of par by $14,130,331 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investment in partnerships and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2016, the tax character of dividends paid by the Fund were $62,304,700 of ordinary income and $279,666,541 of long-term capital gains. For the year ended November 30, 2015, the tax character of dividends paid by the Fund was $51,674,254 of ordinary income and $351,123,801 of long-term capital gains.

As of November 30, 2016, the accumulated undistributed earnings on a tax basis were $5,832,848 of ordinary income and $172,541,635 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,576,153,073	$684,496,900	$(126,066,484)	$558,430,416	$(17,896)	$558,412,520

Prudential Jennison Utility Fund	31

Notes to Financial Statements (continued)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax reporting. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.04 billion shares of $.01 par value per share common stock authorized which consists of 750 million shares of Class A common stock, 25 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

As of November 30, 2016, two shareholders of record held 24% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2016:
Shares sold	8,336,680	$109,966,270
Shares issued in reinvestment of dividends and distributions	23,586,446	282,857,903
Shares reacquired	(28,998,440)	(380,961,506)

Net increase (decrease) in shares outstanding before conversion	2,924,686	11,862,667
Shares issued upon conversion from other share class(es)	764,336	10,184,562
Shares reacquired upon conversion into other share class(es)	(1,182,969)	(16,242,740)

Net increase (decrease) in shares outstanding	2,506,053	$5,804,489

Year ended November 30, 2015:
Shares sold	8,199,343	$124,652,662
Shares issued in reinvestment of dividends and distributions	21,898,751	333,118,913
Shares reacquired	(31,289,443)	(467,717,657)

Net increase (decrease) in shares outstanding before conversion	(1,191,349)	(9,946,082)
Shares issued upon conversion from other share class(es)	1,192,603	17,873,708
Shares reacquired upon conversion into other share class(es)	(2,252,260)	(33,523,709)

Net increase (decrease) in shares outstanding	(2,251,006)	$(25,596,083)

Class B
Year ended November 30, 2016:
Shares sold	172,325	$2,240,988
Shares issued in reinvestment of dividends and distributions	379,875	4,510,843
Shares reacquired	(513,826)	(6,666,021)

Net increase (decrease) in shares outstanding before conversion	38,374	85,810
Shares reacquired upon conversion into other share class(es)	(724,691)	(9,617,816)

Net increase (decrease) in shares outstanding	(686,317)	$(9,532,006)

Year ended November 30, 2015:
Shares sold	128,637	$1,952,085
Shares issued in reinvestment of dividends and distributions	475,696	7,238,873
Shares reacquired	(755,083)	(11,198,643)

Net increase (decrease) in shares outstanding before conversion	(150,750)	(2,007,685)
Shares reacquired upon conversion into other share class(es)	(1,172,184)	(17,512,336)

Net increase (decrease) in shares outstanding	(1,322,934)	$(19,520,021)

Class C
Year ended November 30, 2016:
Shares sold	1,025,301	$13,281,140
Shares issued in reinvestment of dividends and distributions	977,585	11,618,048
Shares reacquired	(2,445,225)	(31,691,891)

Net increase (decrease) in shares outstanding before conversion	(442,339)	(6,792,703)
Shares reacquired upon conversion into other share class(es)	(154,686)	(2,097,635)

Net increase (decrease) in shares outstanding	(597,025)	$(8,890,338)

Year ended November 30, 2015:
Shares sold	2,580,784	$39,400,188
Shares issued in reinvestment of dividends and distributions	861,111	13,082,479
Shares reacquired	(2,623,618)	(38,845,308)

Net increase (decrease) in shares outstanding before conversion	818,277	13,637,359
Shares reacquired upon conversion into other share class(es)	(70,458)	(1,062,041)

Net increase (decrease) in shares outstanding	747,819	$12,575,318

Prudential Jennison Utility Fund	33

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2016:
Shares sold	1,838,952	$24,552,614
Shares issued in reinvestment of dividends and distributions	541,234	6,494,655
Shares reacquired	(1,389,155)	(18,267,585)

Net increase (decrease) in shares outstanding	991,031	$12,779,684

Year ended November 30, 2015:
Shares sold	2,168,918	$32,927,106
Shares issued in reinvestment of dividends and distributions	350,364	5,326,793
Shares reacquired	(1,012,198)	(15,133,019)

Net increase (decrease) in shares outstanding before conversion	1,507,084	23,120,880
Shares reacquired upon conversion into other share class(es)	(669)	(9,978)

Net increase (decrease) in shares outstanding	1,506,415	$23,110,902

Class Z
Year ended November 30, 2016:
Shares sold	4,302,687	$56,894,285
Shares issued in reinvestment of dividends and distributions	1,741,863	20,976,714
Shares reacquired	(6,169,943)	(80,838,159)

Net increase (decrease) in shares outstanding before conversion	(125,393)	(2,967,160)
Shares issued upon conversion from other share class(es)	1,324,048	18,181,345
Shares reacquired upon conversion into other share class(es)	(30,369)	(407,716)

Net increase (decrease) in shares outstanding	1,168,286	$14,806,469

Year ended November 30, 2015:
Shares sold	5,681,004	$86,193,484
Shares issued in reinvestment of dividends and distributions	1,536,894	23,373,110
Shares reacquired	(8,400,870)	(125,487,904)

Net increase (decrease) in shares outstanding before conversion	(1,182,972)	(15,921,310)
Shares issued upon conversion from other shares class(es)	2,318,627	34,554,489
Shares reacquired upon conversion into other share class(es)	(21,402)	(320,133)

Net increase (decrease) in shares outstanding	1,114,253	$18,313,046

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings

34

was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2016.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 21, 2016 to shareholders of record on December 22, 2016. The ex-date was December 23, 2016. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.02579	$0.74946
Class B	$0.00731	$0.74946
Class C	$0.00731	$0.74946
Class R	$0.02051	$0.74946
Class Z	$0.03375	$0.74946

Note 9. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Jennison Utility Fund	35

Notes to Financial Statements (continued)

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.37	$17.17	$14.14	$11.85	$10.64
Income (loss) from investment operations:
Net investment income (loss)	.20	.24	.37	.26	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	(2.29)	3.19	2.48	1.15
Total from investment operations	1.31	(2.05)	3.56	2.74	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.22)	(.35)	(.45)	(.23)
Distributions from net realized gains	(1.23)	(1.53)	(.18)	-	-
Total dividends and distributions	(1.50)	(1.75)	(.53)	(.45)	(.23)
Net asset value, end of year	$13.18	$13.37	$17.17	$14.14	$11.85
Total Return(b):	11.08%	(13.06)%	25.75%	23.62%	13.73%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,629	$2,634	$3,422	$2,783	$2,453
Average net assets (000,000)	$2,744	$3,101	$3,175	$2,665	$2,454
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.84%	.82%	.85%	.87%
Expenses before waivers and/or expense reimbursement	.85%	.84%	.82%	.85%	.87%
Net investment income (loss)	1.48%	1.63%	2.30%	2.00%	2.52%
Portfolio turnover rate	47%	51%	42%	44%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	37

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.33	$17.12	$14.10	$11.82	$10.61
Income (loss) from investment operations:
Net investment income (loss)	.10	.14	.26	.17	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	(2.28)	3.18	2.47	1.15
Total from investment operations	1.21	(2.14)	3.44	2.64	1.36
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.12)	(.24)	(.36)	(.15)
Distributions from net realized gains	(1.23)	(1.53)	(.18)	-	-
Total dividends and distributions	(1.40)	(1.65)	(.42)	(.36)	(.15)
Net asset value, end of year	$13.14	$13.33	$17.12	$14.10	$11.82
Total Return(b):	10.33%	(13.67)%	24.91%	22.75%	12.97%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$39	$49	$86	$82	$80
Average net assets (000,000)	$45	$67	$86	$81	$86
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.54%	1.52%	1.55%	1.57%
Expenses before waivers and/or expense reimbursement	1.55%	1.54%	1.52%	1.55%	1.57%
Net investment income (loss)	.78%	.94%	1.65%	1.32%	1.83%
Portfolio turnover rate	47%	51%	42%	44%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.32	$17.11	$14.09	$11.81	$10.60
Income (loss) from investment operations:
Net investment income (loss)	.10	.14	.25	.17	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	(2.28)	3.19	2.47	1.16
Total from investment operations	1.20	(2.14)	3.44	2.64	1.36
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.12)	(.24)	(.36)	(.15)
Distributions from net realized gains	(1.23)	(1.53)	(.18)	-	-
Total dividends and distributions	(1.40)	(1.65)	(.42)	(.36)	(.15)
Net asset value, end of year	$13.12	$13.32	$17.11	$14.09	$11.81
Total Return(b):	10.25%	(13.67)%	24.93%	22.76%	12.98%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$120	$130	$154	$94	$83
Average net assets (000,000)	$130	$151	$122	$89	$87
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.54%	1.52%	1.55%	1.57%
Expenses before waivers and/or expense reimbursement	1.55%	1.54%	1.52%	1.55%	1.57%
Net investment income (loss)	.78%	.94%	1.55%	1.30%	1.81%
Portfolio turnover rate	47%	51%	42%	44%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.36	$17.16	$14.13	$11.84	$10.63
Income (loss) from investment operations:
Net investment income (loss)	.17	.21	.32	.24	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	(2.29)	3.21	2.47	1.16
Total from investment operations	1.28	(2.08)	3.53	2.71	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.19)	(.32)	(.42)	(.21)
Distributions from net realized gains	(1.23)	(1.53)	(.18)	-	-
Total dividends and distributions	(1.47)	(1.72)	(.50)	(.42)	(.21)
Net asset value, end of year	$13.17	$13.36	$17.16	$14.13	$11.84
Total Return(b):	10.86%	(13.25)%	25.53%	23.40%	13.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,426	$58,220	$48,913	$14,163	$8,383
Average net assets (000)	$66,702	$58,598	$25,887	$10,909	$7,164
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.04%	1.02%	1.05%	1.07%
Expenses before waivers and/or expense reimbursement	1.30%	1.29%	1.27%	1.30%	1.32%
Net investment income (loss)	1.28%	1.44%	1.96%	1.80%	2.33%
Portfolio turnover rate	47%	51%	42%	44%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.39	$17.19	$14.15	$11.86	$10.64
Income (loss) from investment operations:
Net investment income (loss)	.24	.29	.40	.31	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	(2.29)	3.22	2.47	1.17
Total from investment operations	1.34	(2.00)	3.62	2.78	1.49
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.27)	(.40)	(.49)	(.27)
Distributions from net realized gains	(1.23)	(1.53)	(.18)	-	-
Total dividends and distributions	(1.54)	(1.80)	(.58)	(.49)	(.27)
Net asset value, end of year	$13.19	$13.39	$17.19	$14.15	$11.86
Total Return(b):	11.32%	(12.77)%	26.17%	23.97%	14.16%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$210	$197	$234	$133	$115
Average net assets (000,000)	$208	$223	$186	$129	$111
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.55%	.54%	.52%	.55%	.57%
Expenses before waivers and/or expense reimbursement	.55%	.54%	.52%	.55%	.57%
Net investment income (loss)	1.79%	1.93%	2.50%	2.31%	2.83%
Portfolio turnover rate	47%	51%	42%	44%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund (the “Fund”), one of the series constituting Prudential Sector Funds, Inc., including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2017

42

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2016, the Fund reports the maximum amount allowed per share, but not less than $1.23 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2016, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	100.00%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

Prudential Jennison Utility Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Utility Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Utility Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Prudential Jennison Utility Fund

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to

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the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed over the one- and three-year periods.
•	The Board noted that the Fund’s performance had improved in the first quarter of 2016, with the Fund outperforming its benchmark index for the quarter.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2016 and November 30, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $82,778 and $67,540, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2016 and November 30, 2015: none.

(c) Tax Fees

For the fiscal years ended November 30, 2016 and November 30, 2015: none.

(d) All Other Fees

For the fiscal years ended November 30, 2016 and November 30, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
▪	Federal, state and local income tax compliance; and,
▪	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2016 and November 30, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2016 and November 30, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 20, 2017